Exhibit 4.1

PROGRESS RAIL SERVICES CORPORATION 401(K) PLAN

ADOPTION AGREEMENT #003
VOLUME SUBMITTER 401(k) PLAN

The undersigned Employer, by executing this Adoption Agreement, establishes a retirement plan and trust (collectively "Plan") under the Orchard Trust Company Defined Contribution Volume Submitter Plan and Trust (basic plan document #01). The Employer, subject to the Employer's Adoption Agreement elections, adopts fully the Volume Submitter Plan and Trust provisions. This Adoption Agreement, the basic plan document and any attached Appendices or agreements permitted or referenced therein, constitute the Employer's entire plan and trust document. All "Election" references within this Adoption Agreement are Adoption Agreement Elections. All "Article" or "Section" references are basic plan document references. Numbers in parentheses which follow election numbers are basic plan document references. Where an Adoption Agreement election calls for the Employer to supply text, the Employer (without altering the content of any existing printed text) may lengthen any space or line, or create additional tiers. When Employer-supplied text uses terms substantially similar to existed printed options, all clarifications and caveats applicable to the printed options apply to the Employer-supplied text unless the context requires otherwise. The Employer makes the following elections granted under the corresponding provisions of the basic plan document.

ARTICLE I
DEFINITIONS

1.       EMPLOYER (1.23).

Name: Progress Rail Services Corporation

Address: 1600 Progress Drive, Albertville, Alabama 35950

Phone number: (256) 505-5605

E-mail (optional):

Employer's Taxable Year: December 31

EIN: 59-2740308

2.       PLAN (1.40).

Name: Progress Rail Services Corporation 401(k) Plan

Plan number: 001                                                                                (3-digit number for Form 5500 reporting)

Trust EIN (optional):

3.       PLAN/LIMITATION YEAR (1.42/1.33). Plan Year and Limitation Year mean the 12 consecutive month period (except for a short Plan/Limitation Year) ending every (Complete (a) and (b)):

[Note: Complete any applicable blanks under Election 3 with a specific date, e.g., "June 30" OR "the last day of February" OR "the first Tuesday in January." In the case of a Short Plan Year or a Short Limitation Year, include the year, e.g., "May 1, 2008."]

(a)       Plan Year (Choose one of (1) or (2) and choose (3) if applicable):

(1)       [X]       December 31.

(2)       [   ]       Fiscal Plan Year: ending:                         .

(3)       [X]       Short Plan Year: commencing:   September 1, 2002   and ending:   December 31, 2002  .

(b)       Limitation Year (Choose one of (1) or (2) and choose (3) if applicable):

(1)	[X]
Generally same as Plan Year. The Limitation Year is the same as the Plan Year except where the Plan Year is a short year in which event the Limitation Year is always a 12 month period, unless the short Plan Year (and short Limitation Year) result from a Plan amendment.

(2)       [   ]       Different Limitation Year: ending:                         .

(3)       [   ]       Short Limitation Year: commencing:                          and ending:                         .

4.       EFFECTIVE DATE (1.19). The Employer's adoption of the Plan is a (Choose one of (a), (b), or (c). Choose (d) if applicable):4 p.

(a)       [   ]       New Plan. The Plan's Effective Date is:                         .

(b)	[X]	Restated Plan. The Plan's restated Effective Date is: September 1, 2002 . The Plan's original Effective Date was: September 1, 2002 .

[Note: See Section 1.51 for the definition of Restated Plan. If this Plan is an EGTRRA restatement: (i) the EGTRRA restatement Effective Date must be the later of the beginning of the 2002 Plan Year or the Plan's original Effective Date; and (ii) if specific Plan provisions, as reflected in this Adoption Agreement, do not date back to the EGTRRA restatement Effective Date, indicate as such in Appendix A.]

(c)	[ ]	Restatement of surviving and merging plans. The Plan restates two (or more) plans (Complete (1) and (2). Choose (3) as applicable):

(1)	This (surviving) Plan. The Plan's restated Effective Date is: . The Plan's original Effective Date was: .

[Note: If this Plan is an EGTRRA restatement: (i) the EGTRRA restatement Effective Date must be the later of the beginning of the 2002 Plan Year or the Plan's original Effective Date; and (ii) if specific Plan provisions, as reflected in this Adoption Agreement, do not date back to the EGTRRA restatement Effective Date, indicate as such in Appendix A.]

(2)	Merging plan. The Plan was or will be merged into this surviving Plan as of: . The merging plan's restated Effective Date is: . The merging plan's original Effective Date was: .

[See the Note under Election 4(c)(1) if this document is the merging plan's EGTRRA restatement.]

(3)	[ ]	Additional merging plans. The following additional plans were or will be merged into this surviving Plan (Complete a. and b. as applicable):
	Name of merging plan	Merger date	Restated Effective Date	Original Effective Date
a.
b.

(d)	[ ]	Special Effective Date for Elective Deferral provisions:

5.       TRUSTEE (1.65). The Trustee executing this Adoption Agreement is (Choose one or more of (a), (b), or (c). Choose (d) if applicable):

(a)	[ ]	A discretionary Trustee. See Section 8.02(A).

(b)	[X]	A nondiscretionary (directed) Trustee or Custodian. See Section 8.02(B).

(c)	[ ]
A Trustee under the:                                              (specify name of trust), a separate trust agreement the Trustee has executed and that the IRS has approved for use with this Plan. Under this Election 5(c) the Trustee is not executing the Adoption Agreement and Article VIII of the basic plan document does not apply, except as indicated otherwise in the separate trust agreement. See Section 8.11(C).

(d)	[ ]
Permitted Trust amendments apply. Under Section 8.11 the Employer in Appendix C has made certain permitted amendments to the Trust. Such amendments do not constitute a separate trust under Election 5(c).

6.       CONTRIBUTION TYPES (1.12). The Employer and/or Participants, in accordance with the Plan terms, make the following Contribution Types to the Plan/Trust (Choose one or more of (a) through (h) as applicable. Choose (i) if applicable): 6 p.

(a)       [X]       Pre-Tax Deferrals. See Section 3.02 and Elections 20-23.

(b)	[ ]	Roth Deferrals. See Section 3.02(E) and Elections 20, 21, and 23. [Note: The Employer may not limit Elective Deferrals to Roth Deferrals only.]

(c)	[ ]	Matching. See Sections 1.34 and 3.03 and Elections 24-26. [Note: The Employer may make an Operational QMAC without electing 6(c). See Section 3.03(C)(2).]

(d)	[X]	Nonelective. See Sections 1.37 and 3.04 and Elections 27-29. [Note: The Employer may make an Operational QNEC without electing 6(d). See Section 3.04(C)(2).]

(e)	[X]
Safe Harbor/Additional Matching. The Plan is (or pursuant to a delayed election, may be) a safe harbor 401(k) Plan. The Employer will make (or under a delayed election, may make) Safe Harbor Contributions as it elects in Election 30. The Employer may or may not make Additional Matching Contributions as it elects in Election 30. See Election 26 as to matching Catch-Up Deferrals. See Section 3.05.

(f)	[ ]	Employee (after-tax). See Section 3.09 and Election 35.

(g)	[ ]
SIMPLE 401(k). The Plan is a SIMPLE 401(k) Plan. See Section 3.10. The Employer operationally will elect for each Plan Year to make a SIMPLE Matching Contribution or a SIMPLE Nonelective Contribution as described in Section 3.10(E). The Employer must notify Participants of the Employer's SIMPLE contribution election and of the Participants' deferral election rights and limitations within a reasonable period of time before the 60th day prior to the beginning of the Plan Year. [Note: The Employer electing 6(g) may not elect any other Contribution Types except under Elections 6(a), 6(b), and 6(h).]

(h)	[ ]	Designated IRA. See Section 3.12 and Election 36.

(i)	[ ]	None (frozen plan). The Plan is/was frozen effective as of: . See Sections 3.01(J) and 11.04.

[Note: Elections 20 through 30 and Elections 35 through 37 do not apply to any Plan Year in which the Plan is frozen.]

7.       DISABILITY (1.15). Disability means (Choose one of (a) or (b)):

(a)       [   ]       Basic Plan. Disability as defined in Section 1.15(A).

(b)	[X]
Describe: the inability to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The disability of a Participant shall be determined by a licensed physician chosen by the Administrator. However, if the condition constitutes total disability under the federal Social Security Act, the Administrator may rely upon such determination that the Participant is totally and permanently disabled for the purposes of the Plan. The determination shall be applied uniformly to all Participants.

 [Note: The Employer may elect an alternative definition of Disability for purposes of Plan distributions. However, the use of an alternative definition may result in loss of favorable tax treatment of the Disability distribution.]

8.       EXCLUDED EMPLOYEES (1.21(D)). The following Employees are not Eligible Employees but are Excluded Employees (Choose one of (a) or (b)):8 p.

[Note: Regardless of the Employer's elections under Election 8: (i) Employees of any Related Employers (excluding the Signatory Employer) are Excluded Employees unless the Related Employer becomes a Participating Employer; and (ii) Reclassified Employees and Leased Employees are Excluded Employees unless the Employer in Appendix B elects otherwise. See Sections 1.21(B), 1.21(D)(3) and 1.23(D). However, in the case of a Multiple Employer Plan, see Section 12.02(B) as to the Employees of the Lead Employer.]

(a)	[ ]	No Excluded Employees. All Employees are Eligible Employees as to all Contribution Types.

(b)	[X]	Exclusions. The following Employees are Excluded Employees (either as to all Contribution Types or to the designated Contribution Type) (Choose one or more of (1) through (7) as applicable):

[Note: For this Election 8, unless described otherwise in Election 8(b)(7), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals, Employee Contributions and Safe Harbor Contributions. Matching includes all Matching Contributions except Safe Harbor Matching Contributions. Nonelective includes all Nonelective Contributions except Safe Harbor Nonelective Contributions.]

			(1)		(2)	(3)	(4)
			All Contributions		Elective Deferrals	Matching	Nonelective
(1)	[ ]	No exclusions. No exclusions as to the designated Contribution Type.	N/A (See Election 8(a))		[ ]	[ ]	[ ]

(2)	[X]	Collective Bargaining (union) Employees. As described in Code §410(b)(3)(A). See Section 1.21(D)(1).	[X]	OR	[ ]	[ ]	[ ]

(3)	[X]	Non-Resident Aliens. As described in Code §410(b)(3)(C). See Section 1.21(D)(2).	[X]	OR	[ ]	[ ]	[ ]

(4)	[ ]	HCEs. See Section 1.21(E). See Election 30(e) as to exclusion of some or all HCEs from Safe Harbor Contributions.	[ ]	OR	[ ]	[ ]	[ ]

(5)	[ ]	Hourly paid Employees.	[ ]	OR	[ ]	[ ]	[ ]

(6)	[ ]
Part-Time/Temporary/Seasonal Employees.
See Section 1.21(D)(4). A Part-Time, Temporary
or Seasonal Employee is an Employee
whose regularly scheduled Service is less than
_________  (specify a maximum of 1,000)
Hours of Service in the relevant Eligibility
Computation Period.
			[ ]	OR	[ ]	[ ]	[ ]

[Note: If the Employer under Election 8(b)(6) elects to treat Part-Time, Temporary and Seasonal Employees as Excluded Employees and any such an Employee actually completes at least 1,000 Hours of Service during the relevant Eligibility Computation Period, the Employee becomes an Eligible Employee. See Section 1.21(D)(4).]

(7)	[ ]
Describe exclusion category and/or Contribution Type:   ___________________________________________
(e.g., Exclude Division B Employees OR Exclude salaried Employees from Discretionary Matching Contributions.)

[Note: Any exclusion under Election 8(b)(7), except as to Part-Time/Temporary/Seasonal Employees, may not be based on age or Service or level of Compensation. See Election 14 for eligibility conditions based on age or Service.]

9.      COMPENSATION (1.11(B)). The following base Compensation (as adjusted under Elections 10 and 11) applies in allocating Employer Contributions (or the designated Contribution Type) (Choose one or more of (a) through (d) as applicable):9 p.

[Note: For this Election 9 all definitions include Elective Deferrals unless excluded under Election 11. See Section 1.11(D). Unless described otherwise in Election 9(d), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals and Employee Contributions, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions. In applying any Plan definition which references Section 1.11 Compensation, where the Employer in this Election 9 elects more than one Compensation definition for allocation purposes, the Plan Administrator will use W-2 Wages for such other Plan definitions if the Employer has elected W-2 Wages for any Contribution Type or Participant group under Election 9. If the Employer has not elected W-2 Wages, the Plan Administrator for such other Plan definitions will use 415 Compensation. If the Plan is a Multiple Employer Plan, see Section 12.07.]

			(1)		(2)	(3)	(4)
			All Contributions		Elective Deferrals	Matching	Nonelective
(a)	[X]	W-2 Wages (plus Elective Deferrals). See Section 1.11(B)(1).	[X]	OR	[ ]	[ ]	[ ]

(b)	[ ]	Code §3401 Federal Income Tax Withholding Wages (plus Elective Deferrals). See Section 1.11(B)(2).	[ ]	OR	[ ]	[ ]	[ ]

(c)	[ ]
415 Compensation (simplified).
See Section 1.11(B)(3).
[Note: The Employer may elect an alternative
"general 415 Compensation" definition by
electing 9(c) and by electing the alternative
definition in Appendix B. See Section 1.11(B)(4).]
			[ ]	OR	[ ]	[ ]	[ ]

(d)	[ ]	Describe Compensation by Contribution Type or by Participant group: ___________________________________________

[Note: Under Election 9(d), the Employer may: (i) elect Compensation from the elections available under Elections 9(a), (b), or (c), or a combination thereof as to a Participant group (e.g., W-2 Wages for Matching Contributions for Division A Employees and 415 Compensation in all other cases); and/or (ii) define the Contribution Type column headings in a manner which differs from the "all-inclusive" description in the Note immediately preceding Election 9(a) (e.g., Compensation for Safe Harbor Matching Contributions means W-2 Wages and for Additional Matching Contributions means 415 Compensation).]

10.       PRE-ENTRY/POST-SEVERANCE COMPENSATION (1.11(H)/(I)). Compensation under Election 9 (Complete (a). Choose (b) if applicable):

[Note: The Plan does not take into account Post-Severance Compensation unless the Employer elects otherwise in Appendix B or except as otherwise specified in a Plan amendment. For this Election 10, unless described otherwise in Election 10(b), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals and Employee Contributions, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions.]

				(1)		(2)	(3)	(4)
				All Contributions		Elective Deferrals	Matching	Nonelective
(a)	[X]	Pre-Entry Compensation. Includes (Choose (1) and (2) as applicable):

	(1)	[X]	Plan Year. Compensation for the entire Plan Year which includes the Participant's Entry Date.	[ ]	OR	[X]	[ ]	[ ]

	(2)	[X]	Participating Compensation. Only Participating Compensation. See Section 1.11(H)(1).	[ ]	OR	[ ]	[X]	[X]

[Note: Under a Participating Compensation election, in applying any Adoption Agreement elected contribution limit or formula, the Plan Administrator will count only the Participant's Participating Compensation. See Section 1.11(H)(1) as to plan disaggregation.]

(b)	[ ]	Describe Pre-Entry Compensation by Contribution Type or by Participant group: ___________________________________________

[Note: Under Election 10(b), the Employer may: (i) elect Compensation from the elections available under Election 10(a) or a combination thereof as to a Participant group (e.g., Participating Compensation for all Contribution Types as to Division A Employees, Plan Year Compensation for all Contribution Types to Division B Employees); and/or (ii) define the Contribution Type column headings in a manner which differs from the "all-inclusive" description in the Note immediately preceding Election 10(a) (e.g., Compensation for Nonelective Contributions is Participating Compensation and for Safe Harbor Nonelective Contributions is Plan Year Compensation).]

11.       EXCLUDED COMPENSATION (1.11(G)). Apply the following Compensation exclusions to Elections 9 and 10 (Choose one of (a) or (b)):

(a)       [   ]       No exclusions. Compensation as to all Contribution Types means Compensation as elected in Elections 9 and 10.

(b)       [X]       Exclusions. Exclude the following (Choose one or more of (1) through (9) as applicable):

[Note: In a safe harbor 401(k) plan, allocations qualifying for the ADP or ACP test safe harbors must be based on a non-discriminatory definition of Compensation. If the Plan applies permitted disparity, allocations also must be based on a non-discriminatory definition of Compensation if the Plan is to avoid more complex testing. Elections 11(b)(4) through (b)(9) may cause allocation Compensation to fail to be non-discriminatory. In a non-safe harbor 401(k) plan, Elections 11(b)(4) through (b)(9) which result in Compensation failing to be non-discriminatory may result in more complex nondiscrimination testing. For this Election 11, unless described otherwise in Election 11(b)(9), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals and Employee Contributions, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions.]

				(1)		(2)	(3)	(4)
				All Contributions		Elective Deferrals	Matching	Nonelective

(1)	[ ]	No exclusions-limited. No exclusions as to the designated Contribution Type(s).		N/A (See Election 11(a))	OR	[ ]	[ ]	[ ]

(2)	[ ]	Elective Deferrals. See Section 1.20.		N/A		N/A	[ ]	[ ]

(3)	[X]	Fringe benefits. As described in Treas. Reg. §1.414(s)-1(c)(3).		[X]	OR	[ ]	[ ]	[ ]

(4)	[ ]	Compensation exceeding $___________. Apply this election to (Choose one of a. or b.):		[ ]	OR	[ ]	[ ]	[ ]

	a.	[ ]	All Participants. [Note: If the Employer elects Safe Harbor Contributions under Election 6(e), the Employer may not elect 11(b)(4)a. to limit the Safe Harbor Contribution allocation to the NHCEs.]

	b.	[ ]	HCE Participants only.

(5)	[ ]	Bonus.		[ ]	OR	[ ]	[ ]	[ ]

(6)	[ ]	Commission.		[ ]	OR	[ ]	[ ]	[ ]

(7)	[ ]	Overtime.		[ ]	OR	[ ]	[ ]	[ ]

(8)	[ ]	Related Employers. See Section 1.23(C). (If there are Related Employers, choose one or both of a. and b. as applicable):

	a.	[ ]	Non-Participating. Compensation paid to Employees by a Related Employer that is not a Participating Employer.	[ ]	OR	[ ]	[ ]	[ ]

	b.	[ ]	Participating. As to the Employees of any Participating Employer, Compensation paid by any other Participating Employer to its Employees. See Election 28(h)(2)a.	[ ]	OR	[ ]	[ ]	[ ]

(9)	[ ]	[ ] Describe Compensation exclusion(s): ___________________________________________

[Note: Under Election 11(b)(9), the Employer may: (i) describe Compensation from the elections available under Elections 11(b)(1) through (8), or a combination thereof as to a Participant group (e.g., No exclusions as to Division A Employees and exclude bonus as to Division B Employees); (ii) define the Contribution Type column headings in a manner which differs from the "all-inclusive" description in the Note immediately preceding Election 11(b)(1) (e.g., Elective Deferrals means §125 cafeteria deferrals only OR No exclusions as to Safe Harbor Contributions and exclude bonus as to Nonelective Contributions); and/or (iii) describe another exclusion (e.g., Exclude shift differential pay).]

12.       HOURS OF SERVICE (1.31). The Plan credits Hours of Service for the following purposes (and to the Employees described in Elections 12(d) or (e)) as follows (Choose one or more of (a) through (e) as applicable):

			(1)		(2)	(3)	(4)
			All Purposes		Eligibility	Vesting	Allocation Conditions

(a)	[ ]	Actual Method. See Section 1.31(A)(1).	[ ]	OR	[ ]	[ ]	[ ]

(b)	[ ]	Equivalency Method: _____________________ (e.g., daily, weekly, etc.). See Section 1.31(A)(2).	[ ]	OR	[ ]	[ ]	[ ]

(c)	[X]	Elapsed Time Method. See Section 1.31(A)(3).	[ ]	OR	[ ]	[X]	[ ]

(d)	[ ]	Actual (hourly) and Equivalency (salaried). Actual Method for hourly paid Employees and Equivalency Method: _____________________ (e.g., daily, weekly, etc.) for salaried Employees.	[ ]	OR	[ ]	[ ]	[ ]

(e)	[ ]	Describe method: ___________________________________________

[Note: Under Election 12(e), the Employer may describe Hours of Service from the elections available under Elections 12(a) through (d), or a combination thereof as to a Participant group and/or Contribution Type (e.g., For all purposes, Actual Method applies to office workers and Equivalency Method applies to truck drivers).]

13.       ELECTIVE SERVICE CREDITING (1.56(C)). The Plan must credit Related Employer Service under Section 1.23(C) and also must credit certain Predecessor Employer/Predecessor Plan Service under Section 1.56(B). If the Plan is a Multiple Employer Plan, the Plan also must credit Service as provided in Section 12.08. The Plan also elects under Section 1.56(C) to credit as Service the following Predecessor Employer service (Choose one of (a) or (b)):13 p.

(a)	[X]	Not applicable. No elective Predecessor Employer Service crediting applies.

(b)	[ ]
Applies. The Plan credits the specified service with the following designated Predecessor Employers as Service for the Employer for the purposes indicated (Choose (1) and (2) as applicable. Complete (3). Choose (4) if applicable):

[Note: Any elective Service crediting under this Election 13 must be nondiscriminatory.]

(1)	[ ]	All purposes. Credit Service for all purposes with Predecessor Employer(s): ___________________________________________ (insert as many names as needed).

(2)	[ ]	Designated purposes. Credit Service with	(1)	(2)	(3)
		the following Predecessor Employer(s) for the designated purpose(s):	Eligibility	Vesting	Contribution Allocation

	a.	Employer: ___________________________________________	[ ]	[ ]	[ ]

	b.	Employer: ___________________________________________	[ ]	[ ]	[ ]

	c.	Employer: ___________________________________________	[ ]	[ ]	[ ]

(3)	Time period. Under Elections 13(b)(1) or (2), the Plan credits (Choose one or more of a., b., and c. as applicable):

	a.	[ ]	All. All Service under Election(s) 13(b) ______, regardless of when rendered.

	b.	[ ]	Service after. All Service under Election(s) 13(b) ______, which is or was rendered after: ______ (specify date).

	c.	[ ]	Service before. All Service under Election(s) 13(b) ______, which is or was rendered before: ______ (specify date).

(4)	[ ]	Describe elective Predecessor Employer Service crediting: ___________________________________________

[Note: Under Election 13(b)(4), the Employer may describe service crediting from the elections available under Elections 13(b)(1) through  (3), or a combination thereof as to a Participant group and/or Contribution Type (e.g., For all purposes credit service with X only on/after 1/1/05 OR Credit all service for all purposes with entities the Employer acquires after 12/31/04 OR Service crediting for X Company applies only for purposes of Nonelective Contributions and not for Matching Contributions).]

ARTICLE II
ELIGIBILITY REQUIREMENTS

14.       ELIGIBILITY (2.01). To become a Participant in the Plan, an Eligible Employee must satisfy (Choose one of (a) or (b)):14 p.

[Note: If the Employer under a safe harbor plan elects "early" eligibility for Elective Deferrals (e.g., less than one Year of Service and age 21), but does not elect early eligibility for any Safe Harbor Contributions, also see Election 30(f).]

(a)	[X]
No conditions. No eligibility conditions as to all Contribution Types. Entry is on the Employment Commencement Date (if that date is also an Entry Date), or if later, upon the next following Plan Entry Date.

[Note: No eligibility conditions apply to Prevailing Wage Contributions unless the Prevailing Wage Contract provides otherwise. See Section 2.01(D).]

(b)	[ ]	Conditions. The following eligibility conditions (either as to all Contribution Types or as to the designated Contribution Type) (Choose one or more of (1) through (8) as applicable):

[Note: For this Election 14, unless described otherwise in Election 14(b)(8)), or the context otherwise requires, Elective Deferrals includes Pre-Tax Deferrals, Roth Elective Deferrals and Employee Contributions, Matching includes all Matching Contributions (except Safe Harbor Matching Contributions under Section 3.05(E)(3) and Operational QMACs under Section 3.03(C)(2)) and Nonelective includes all Nonelective Contributions (except Safe Harbor Nonelective Contributions under Section 3.05(E)(2) and Operational QNECs under Section 3.04(C)(2)). Safe Harbor includes Safe Harbor Nonelective and Safe Harbor Matching Contributions. If the Employer elects more than one Year of Service as to Additional Matching, the Plan will not satisfy the ACP test safe harbor. See Section 3.05(F)(3).]
			(1)		(2)	(3)	(4)	(5)
			All Contributions		Elective Deferrals	Matching	Nonelective	Safe Harbor

(1)	[ ]	None. Entry on the Employment	N/A	OR	[ ]	[ ]	[ ]	[ ]
		Commencement Date (if that date is also an	(See Election
		Entry Date) or if later, upon the next following	14(a))
Plan Entry Date.

(2)	[ ]	Age ______ (not to exceed age 21).	[ ]	OR	[ ]	[ ]	[ ]	[ ]

(3)	[ ]	One Year of Service. See Election 16(a).	[ ]	OR	[ ]	[ ]	[ ]	[ ]

(4)	[ ]
Two Years of Service (without an intervening
Break in Service). 100% vesting is required.
[Note: Two Years of Service does not apply to
Elective Deferrals, Safe Harbor Contributions
or SIMPLE Contributions.]
			N/A		N/A	[ ]	[ ]	N/A

(5)	[ ]
______month(s) (not exceeding 12 months
for Elective Deferrals, Safe Harbor Contributions
and SIMPLE Contributions and not exceeding 24
months for other contributions). If more than 12
months, 100% vesting is required. Service need
not be continuous (no minimum Hours of Service
required, and is mere passage of time).
			[ ]	OR	[ ]	[ ]	[ ]	[ ]

(6)	[ ]
______ month(s) with at least  ______ Hours
of Service in each month (not exceeding 12
months for Elective Deferrals, Safe Harbor
Contributions and SIMPLE Contributions and
not exceeding 24 months for other contributions).
If more than 12 months, 100% vesting is required.
If the Employee does not complete the designated
Hours of Service each month during the specified
monthly time period, the Employee is subject to
the one Year of Service (or two Years of Service
if elect more than 12 months) requirement with
1,000 Hours of Service per Year of Service. The
months during which the Employee completes the
specified Hours of Service (Choose one of a. or b.):
			[ ]	OR	[ ]	[ ]	[ ]	[ ]

	a.	[ ]	Consecutive. Must be consecutive.

	b.	[ ]	Not consecutive. Need not be consecutive.

(7)	[ ]
______ Hours of Service within the
time period following the Employee's
Employment Commencement Date (not
exceeding 12 months for Elective Deferrals, Safe
Harbor Contributions and SIMPLE Contributions
and not exceeding 24 months for other contributions).
If more than 12 months, 100% vesting is required.
If the Employee does not complete the designated
Hours of Service during the specified time period
(if any), the Employee is subject to the one Year
of Service (or two Years of Service if elect more
than 12 months) requirement with 1,000 Hours of
Service per Year of Service.
			[ ]	OR	[ ]	[ ]	[ ]	[ ]

[Note: The Employer may complete the second blank in Election 14(b)(7) with "N/A" if the Employer wishes to impose an Hour of Service requirement without specifying a time period within which an Employee must complete the required Hours of Service.]

(8)	[ ]	Describe eligibility conditions: ___________________________________________

[Note: The Employer may use Election 14(b)(8) to describe different eligibility conditions as to different Contribution Types or Employee groups (e.g., As to all Contribution Types, no eligibility requirements for Division A Employees and one Year of Service as to Division B Employees). The Employer also may elect different ages for different Contribution Types and/or to specify different months or Hours of Service requirements under Elections 14(b)(5), (b)(6), or (b)(7) as to different Contribution Types. Any election must satisfy Code §410(a).]

15.       SPECIAL ELIGIBILITY EFFECTIVE DATE (DUAL ELIGIBILITY) (2.01(E)). The eligibility conditions of Election 14 (Choose (a) or choose (b) and (c) as applicable):

(a)	[X]	No exceptions. Apply to all Employees.

[Note: Elections 15(b) or (c) may trigger a coverage failure under Code §410(b).]

(b)	[ ]
Waiver of eligibility conditions for certain Employees. For all Contribution Types, apply solely to an Eligible Employee employed or reemployed by the Employer after                          (specify date). If the Eligible Employee was employed or reemployed by the Employer by the specified date, the Employee will become a Participant on the latest of: (i) the Effective Date; (ii) the restated Effective Date; (iii) the Employee's Employment Commencement Date or Re-Employment Commencement Date; or (iv) on the date the Employee attains age             (not exceeding age 21).

[Note: If the Employer does not wish to impose an age condition under clause (iv) as part of the requirements for the eligibility conditions waiver, leave the age blank.]

(c)	[ ]	Describe special eligibility Effective Date(s): ___________________________________________

[Note: Under Election 15(c), the Employer may describe special eligibility Effective Dates as to a Participant group and/or Contribution Type (e.g., Eligibility conditions apply only as to Nonelective Contributions and solely as to the Eligible Employees of Division B who were hired or reemployed by the Employer after January 1, 2007).]

16.       YEAR OF SERVICE - ELIGIBILITY (2.02(A)). (Choose (a), (b) and (c) as applicable):

[Note: If the Employer under Election 14 elects a one or two Year(s) of Service condition (including any requirement which defaults to such conditions under Elections 14(b)(6), (7), and (8)) or elects to apply a Year of Service for eligibility under any other Adoption Agreement election, the Employer should complete Election 16. The Employer should not complete Election 16 if it elects the Elapsed Time Method for eligibility.]

(a)	[ ]
Year of Service. An Employee must complete             Hour(s) of Service during the relevant Eligibility Computation Period to receive credit for one Year of Service under Article II. [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000 Hours of Service. Under Elections 14(b)(6) and (b)(7) and under Election 14(b)(8) if it incorporates Elections 14(b)(6) or (7), the number is 1,000 and the Employer should not supply any other number in the blank.]

(b)	[ ]
Subsequent Eligibility Computation Periods. After the Initial Eligibility Computation Period described in Section 2.02(C)(2), the Plan measures Subsequent Eligibility Computation Periods as (Choose one of (1), (2), or (3)):

(1)	[ ]	Plan Year. The Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date.

(2)	[ ]	Anniversary Year. The Anniversary Year, beginning with the Employee's second Anniversary Year.

(3)	[ ]	Split. The Plan Year as described in Election 16(b)(1) as to: (describe Contribution Type(s)) and the Anniversary Year as described in Election 16(b)(2) as to: (describe Contribution Type(s)).

[Note: To maximize delayed entry under a two Years of Service condition for Nonelective Contributions or Matching Contributions, the Employer should elect to remain on the Anniversary Year for such contributions.]

(c)	[ ]	Describe: ___________________________________________

17.       ENTRY DATE (2.02(D)). Entry Date means the Effective Date and (Choose one or more of (a) through (f) as applicable):17 p.

[Note: For this Election 17, unless described otherwise in Election 17(f), Elective Deferrals includes Pre-Tax Deferrals, Roth Elective Deferrals and Employee Contributions, Matching includes all Matching Contributions (except Operational QMACs under Section 3.03(C)(2)) and Nonelective includes all Nonelective Contributions (except Operational QNECs under Section 3.04(C)(2)). Entry as to Prevailing Wage Contributions is on the Employment Commencement Date unless the Prevailing Wage Contract provides otherwise. See Section 2.02(D).]

			(1)		(2)	(3)	(4)
			All Contributions		Elective Deferrals	Matching	Nonelective

(a)	[ ]	Semi-annual. The first day of the first month and of the seventh month of the Plan Year.	[ ]	OR	[ ]	[ ]	[ ]

(b)	[ ]	First day of Plan Year	[ ]	OR	[ ]	[ ]	[ ]

(c)	[ ]	First day of each Plan Year quarter	[ ]	OR	[ ]	[ ]	[ ]

(d)	[X]	The first day of each month	[X]	OR	[ ]	[ ]	[ ]

(e)	[ ]	Immediate. Upon Employment Commencement Date or if later, upon satisfaction of eligibility conditions.	[ ]	OR	[ ]	[ ]	[ ]

(f)	[ ]	Describe Entry Date(s): ___________________________________________

[Note: Under Election 17(f), the Employer may describe Entry Dates from the elections available under Elections 17(a) through (e), or a combination thereof as to a Participant group and/or Contribution Type or may elect additional Entry Dates (e.g., As to Matching Contributions excluding Additional Matching, immediate as to Division A Employees and semi-annual as to Division B Employees OR the earlier of the Plan's semi-annual Entry Dates or the entry dates under the Employer's medical plan).]

18.       PROSPECTIVE/RETROACTIVE ENTRY DATE (2.02(D)). An Employee after satisfying the eligibility conditions in Election 14 will become a Participant (unless an Excluded Employee under Election 8) on the Entry Date (if employed on that date) (Choose one or more of (a) through (f) as applicable):

[Note: Unless otherwise excluded under Election 8, an Employee who remains employed by the Employer on the relevant date must become a Participant by the earlier of: (i) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code §410(a); or (ii) 6 months after the date the Employee completes those requirements. For this Election 18, unless described otherwise in Election 18(f), Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals and Employee Contributions, Matching includes all Matching Contributions (except Operational QMACs under Section 3.03(C)(2)) and Nonelective includes all Nonelective Contributions, (except Operational QNECs under Section 3.04(C)(2)).]

			(1)		(2)	(3)	(4)
			All Contributions		Elective Deferrals	Matching	Nonelective

(a)	[X]	Immediately following or coincident with the date the Employee completes the eligibility conditions.	[X]	OR	[ ]	[ ]	[ ]

(b)	[ ]	Immediately following the date the Employee completes the eligibility conditions.	[ ]	OR	[ ]	[ ]	[ ]

(c)	[ ]	Immediately preceding or coincident with the date the Employee completes the eligibility conditions.	N/A		N/A	[ ]	[ ]

(d)	[ ]	Immediately preceding the date the Employee completes the eligibility conditions.	N/A		N/A	[ ]	[ ]

(e)	[ ]	Nearest the date the Employee completes the eligibility conditions.	N/A		N/A	[ ]	[ ]

(f)	[ ]	Describe retroactive/prospective entry relative to Entry Date:___________________________________________

[Note: Under Election 18(f), the Employer may describe the timing of entry relative to an Entry Date from the elections available under Elections 18(a) through (e), or a combination thereof as to a Participant group and/or Contribution Type (e.g., As to Matching Contributions excluding Additional Matching nearest as to Division A Employees and immediately following as to Division B Employees).]

19.       BREAK IN SERVICE – PARTICIPATION (2.03). The one year hold-out rule described in Section 2.03(C) (Choose one of (a), (b), or (c)):

(a)       [X]       Does not apply.

(b)       [   ]       Applies. Applies to the Plan and to all Participants.

(c)       [   ]       Limited application. Applies to the Plan, but only to a Participant who has incurred a Severance from Employment.

[Note: The Plan does not apply the rule of parity under Code §410(a)(5)(D) unless the Employer in Appendix B specifies otherwise. See Section 2.03(D).]

ARTICLE III
PLAN CONTRIBUTIONS AND FORFEITURES

20.       ELECTIVE DEFERRAL LIMITATIONS (3.02(A)). The following limitations apply to Elective Deferrals under Elections 6(a) and 6(b), which are in addition to those limitations imposed under the basic plan document (Choose (a) or choose (b) and (c) as applicable):

(a)	[ ]	None. No additional Plan imposed limits.

[Note: The Employer under Election 20 may not impose a lower deferral limit applicable only to Catch-Up Eligible Participants and the Employer's elections must be nondiscriminatory. The elected limits apply to Pre-Tax Deferrals and to Roth Deferrals unless described otherwise. Under a safe harbor plan: (i) NHCEs must be able to defer enough to receive the maximum Safe Harbor Matching and Additional Matching Contribution under the plan and must be permitted to defer any lesser amount; and (ii) the Employer may limit Elective Deferrals to a whole percentage of Compensation or to a whole dollar amount. See Section 1.54(C) as to administrative limitations on Elective Deferrals.]

(b)	[X]	Additional Plan limit(s). (Choose (1) and (2) as applicable. Complete (3) if (1) or (2) is chosen):

	(1)	[X]	Maximum deferral amount. A Participant's Elective Deferrals may not exceed: 30% (specify dollar amount or percentage of Compensation).

	(2)	[X]	Minimum deferral amount. A Participant's Elective Deferrals may not be less than: 1% (specify dollar amount or percentage of Compensation).

(3)
Application of limitations. The Election 20(b)(1) and (2) limitations apply based on Elective Deferral Compensation described in Elections 9 – 11. If the Employer elects Plan Year/Participation Compensation under column (1) and in Election 10 elects Participating Compensation, in the Plan Years commencing after an Employee becomes a Participant, apply the elected minimum or maximum limitations to the Plan Year. Apply the elected limitation based on such Compensation during the designated time period and only to HCEs as elected below. (Choose a. or choose b. and c. as applicable. Under each of a., b. or c. choose one of (1) or (2). Choose (3) if applicable):

					(1)	(2)	(3)
					Plan Year/Participating Compensation	Payroll period	HCEs only

		a.	[ ]	Both. Both limits under Elections 20(b)(1) and (2).	[ ]	[ ]	[ ]

		b.	[X]	Maximum limit. The maximum amount limit under Election 20(b)(1).	[X]	[ ]	[ ]

		c.	[X]	Minimum limit. The minimum amount limit under Election 20(b)(2).	[ ]	[X]	[ ]

(c)	[ ]	Describe Elective Deferral limitation(s): ___________________________________________

[Note: Under Election 20(c), the Employer: (i) may describe limitations on Elective Deferrals from the elections available under Elections 20(a) and  (b) or a combination thereof as to a Participant group (e.g., No limit applies to Division A Employees. Division B Employees may not defer in excess of 10% of Plan Year Compensation); (ii) may elect a different time period to which the limitations apply; and/or (iii) may apply a different limitation to Pre-Tax Deferrals and to Roth Deferrals.]

21.       AUTOMATIC DEFERRAL (3.02(B)). The Automatic Deferral provisions of Section 3.02(B) (Choose one of (a) or (b)):

(a)	[X]	Do not apply.

(b)	[ ]	Apply. The Automatic Deferral Effective Date is: (specify date). (Complete (1), (2), and (3). Choose (4) as applicable):

(1)
Automatic Deferral Amount. The Employer, as to each Participant affected, will withhold as the Automatic Deferral Amount,            % from the Participant's Compensation each payroll period unless the Participant makes a Contrary Election.

(2)	Participants affected. The Automatic Deferral applies to (Choose one of a., b., c., or d.):

a.	[ ]	All Participants. All Participants, regardless of any prior Salary Reduction Agreement, unless and until they make a Contrary Election after the Automatic Deferral Effective Date.

b.	[ ]
Election of at least Automatic Deferral amount. All Participants, except those who have in effect a Salary Reduction Agreement on the Automatic Deferral Effective Date provided that the Elective Deferral amount under the Agreement is at least equal to the Automatic Deferral Amount.

c.	[ ]
No existing Salary Reduction Agreement. All Participants, except those who have in effect a Salary Reduction Agreement on the Automatic Deferral Effective Date regardless of the Elective Deferral amount under the Agreement.

d.	[ ]	New Participants. Each Employee whose Entry Date is on or following the Automatic Deferral Effective Date.

(3)
Scheduled increases. The Automatic Deferral Amount will or will not increase (as a percentage of Compensation) in Plan Years following the Plan Year containing the Automatic Deferral Effective Date (or, if later, the Plan Year in which the Automatic Deferral first applies to a Participant) as follows (Choose one of a., b., or c.):

a.	[ ]	No scheduled increase. The Automatic Deferral Amount applies in all Plan Years.

b.	[ ]	Scheduled increase. The Automatic Deferral Amount will increase as follows:

Plan Year of application to a Participant	Automatic Deferral Amount
1	3%
2	3%
3	4%
4	5%
5 and thereafter	6%

c.	[ ]	Other scheduled increase. The Automatic Deferral Amount will increase as follows:

Plan Year of application to a Participant	Automatic Deferral Amount
%
%
%
%
%

(4)	[ ]	Describe Automatic Deferral:

[Note: Under Election 21(b)(4), the Employer may describe Automatic Deferral provisions from the elections available under Election 21 and/or a combination thereof as to a Participant group (e.g., Automatic Deferrals do not apply to Division A Employees. All Division B Employee/Participants are subject to an Automatic Deferral Amount equal to 3% of Compensation effective as of January 1, 2008).]

22.       CODA (3.02(C)). The CODA provisions of Section 3.02(C) (Choose one of (a) or (b)):

(a)	[X]	Do not apply.

(b)	[ ]
Apply. For each Plan Year for which the Employer makes a designated CODA contribution under Section 3.02(C), a Participant may elect to receive directly in cash not more than the following portion (or, if less, the Elective Deferral Limit) of his/her proportionate share of that CODA contribution (Choose one of (1) or (2)):

(1)       [   ]       All or any portion.

(2)       [   ]                  %

23.       CATCH-UP DEFERRALS (3.02(D)). A Catch-Up Eligible Participant (Choose one of (a) or (b)):

(a)	[X]	Permitted. May make Catch-Up Deferrals to the Plan.

(b)	[ ]	Not Permitted. May not make Catch-Up Deferrals to the Plan.

24.       MATCHING CONTRIBUTIONS (EXCLUDING SAFE HARBOR MATCH AND ADDITIONAL MATCH UNDER SECTION 3.05) (3.03(A)). The Employer Matching Contributions under Election 6(c) are subject to the following additional elections regarding type (discretionary/fixed), rate/amount, limitations and time period (collectively, such elections are "the matching formula") and the allocation of Matching Contributions is subject to Section 3.06 except as otherwise provided (Choose one or more of (a) through (g) as applicable; then, for the elected match, complete (1), (2), and/or (3) as applicable. If the Employer completes (2) or (3), also complete one of (4), (5), or (6)):

[Note: If the Employer wishes to make any Matching Contributions that satisfy the ADP or ACP safe harbor, the Employer should make these Elections under Election 30, and not under this Election 24.]

				(1) Match Rate/Amt [$/% of Elective Deferrals]		(2) Limit on Deferrals Matched [$/% of Compensation]	(3) Limit on Match Amount [$/% of Compensation]	(4) Apply limit(s) per Plan Year ["true-up"]	(5) Apply limit(s) per payroll period [no "true-up"]	(6) Apply limit(s) per designated time period [no "true-up"]

(a)	[ ]	Discretionary – see Section 1.34(B) (The Employer may, but is not required to complete (a)(1)-(6). See the "Note" following Election 24.)						[ ]	[ ]	[ ]

(b)	[ ]	Fixed – uniform rate/amount						[ ]	[ ]	[ ]

(c)	[ ]	Fixed – ) tiered		Elective Deferral % % % % %	Matching Rate % % % %			[ ]	[ ]	[ ]

(d)	[ ]	Fixed – Years of Service		Years of Service	Matching Rate % % % %			[ ]	[ ]	[ ]

	(1)	"Years of Service" under this Election 24(d) means (Choose one of a. or b.):

		a.	[ ]	Eligibility. Years of Service for eligibility in Election 16.

		b.	[ ]	Vesting. Years of Service for vesting in Elections 42 and 43.

(e)	[ ]	Fixed – multiple formulas		Formula 1:				[ ]	[ ]	[ ]

Formula 2:

Formula 3:

(f)	[ ]
Related and Participating Employers. If any Related and Participating Employers (or in the case of a Multiple Employer Plan, Participating Employers regardless of whether they are Related Employers) contribute Matching Contributions to the Plan, the following apply (Complete (1) and (2)):

	(1)	Matching formula. The matching formula for the Participating Employer(s) (Choose one of a. or b.):

		a.	[ ]	All the same. Is (are) the same as for the Signatory Employer under this Election 24.

		b.	[ ]	At least one different. Is (are) as follows:

	(2)	Allocation sharing. The Plan Administrator will allocate the Matching Contributions made by the Signatory Employer and by any Participating Employer (Choose one of a. or b.):

		a.	[ ]	Employer by Employer. Only to the Participants directly employed by the contributing Employer.

		b.	[ ]	Across Employer lines. To all Participants regardless of which Employer directly employs them and regardless of whether their direct Employer made Matching Contributions for the Plan Year.

[Note: Unless the Plan is a Multiple Employer Plan, the Employer should not elect 24(f) unless there are Related Employers which are also Participating Employers. See Section 1.23(D).]

(g)	[ ]
Describe:  ___________________________________________   (e.g., A Discretionary Matching Contribution applies to Division A Participants. A Fixed Matching Contribution equal to 50% of Elective Deferrals not exceeding 6% of Plan Year Compensation applies to Division B Participants.)

[Note: See Section 1.34(A) as to Fixed Matching Contributions. A Participant's Elective Deferral percentage is equal to the Participant's Elective Deferrals divided by his/her Compensation. The matching rate/amount is the specified rate/amount of match for the corresponding Elective Deferral amount/percentage. Any Matching Contributions apply to Pre-Tax Deferrals and to Roth Deferrals unless described otherwise in Election 24(g). Matching Contributions for nondiscrimination testing purposes are subject to the targeting limitations. See Section 4.10(D). The Employer under Election 24(a) in its discretion may determine the amount of a Discretionary Matching Contribution and the matching contribution formula. Alternatively, the Employer in Election 24(a) may specify the Discretionary Matching Contribution formula.]

25.       QMAC (PLAN-DESIGNATED) (3.03(C)(1)). The following provisions apply regarding Plan-Designated QMACs (Choose one of (a) or (b)):

[Note: Regardless of its elections under this Election 25, the Employer under Section 3.03(C)(2) may elect for any Plan Year where the Plan is using Current Year Testing to make Operational QMACs which the Plan Administrator will allocate only to NHCEs for purposes of correction of an ADP or ACP test failure.]

(a)	[ ]	Not applicable. There are no Plan-Designated QMACs.

(b)	[ ]	Applies. There are Plan-Designated QMACs to which the following provisions apply (Complete (1) and (2)):

(1)	Matching Contributions affected. The following Matching Contributions (as allocated to the designated allocation group under Election 25(b)(2)) are Plan-Designated QMACs (Choose one of a. or b.):

a.	[ ]	All. All Matching Contributions.

b.	[ ]	Designated. Only the following Matching Contributions under Election 24:	.

(2)	Allocation Group. Subject to Section 3.06, allocate the Plan-Designated QMAC (Choose one of a. or b.):

a.	[ ]	NHCEs only. Only to NHCEs who make Elective Deferrals subject to the Plan-Designated QMAC.

b.	[ ]	All Participants. To all Participants who make Elective Deferrals subject to the Plan-Designated QMAC.

The Plan Administrator will allocate all other Matching Contributions as Regular Matching Contributions under Section 3.03(B), except as provided in Sections 3.03(C)(2) or 3.05.

[Note: See Section 4.10(D) as to targeting limitations applicable to QMAC nondiscrimination testing.]

26.       MATCHING CATCH-UP DEFERRALS (3.03(D)). If a Participant makes a Catch-Up Deferral, the Employer (Choose one of (a) or (b)):

(a)	[X]	Match. Will apply to the Catch-Up Deferral (Choose one of (1) or (2)):

(1)	[X]	All. All Matching Contributions.

(2)	[ ]	Designated. The following Matching Contributions in Election 24:	.

(b)	[ ]	No Match. Will not match any Catch-Up Deferrals.

[Note: Election 26 does not apply to a safe harbor 401(k) plan unless the Employer will apply the ACP test. See Elections 37(a)(2)b. and 37(a)(2)c.(ii). In this case, Election 26 applies only to Additional Matching, if any. A safe harbor 401(k) Plan will apply the Basic Match or Enhanced Match to Catch-Up Deferrals. If the Employer elects to apply the ACP test safe harbor under Election 37(a)(2)a. or 37(a)(2)c.(i), Election 26 does not apply and the Plan also will apply any Additional Match to Catch-Up Deferrals.]

27.       NONELECTIVE CONTRIBUTIONS (TYPE/AMOUNT) INCLUDING PREVAILING WAGE CONTRIBUTIONS (3.04(A)). The Employer Nonelective Contributions under Election 6(d) are subject to the following additional elections as to type and amount (Choose one or more of (a) through (e) as applicable):27 p.

(a)	[X]	Discretionary. An amount the Employer in its sole discretion may determine.

(b)	[ ]	Fixed. (Choose one or more of (1), (2), and (3) as applicable):

(1)	[ ]	Uniform %. % of each Participant's Compensation, per (e.g., Plan Year, month).

(2)	[ ]	Fixed dollar amount. $ , per (e.g., Plan Year, month, HOS, per Participant per month).

(3)	[ ]	___________________________________________ (specify time period, e.g., per Plan Year quarter. If not specified, the time period is the Plan Year).

[Note: The Employer under Election 27(b)(3) may specify any Fixed Nonelective Contribution formula not described under Elections 27(b)(1) or (2) (e.g., For each Plan Year, 2% of net profits exceeding $50,000) and/or the Employer may describe different Fixed Nonelective Contributions as applicable to different Participant groups (e.g., A Fixed Nonelective Contribution equal to 5% of Plan Year Compensation applies to Division A Participants and a Fixed Nonelective Contribution equal to $500 per Participant each Plan Year applies to Division B Participants).]

(c)	[ ]
Prevailing Wage Contribution. The Prevailing Wage Contribution amount(s) specified for the Plan Year or other applicable period in the Employer's Prevailing Wage Contract(s). The Employer will make a Prevailing Wage Contribution only to Participants covered by the Contract and only as to Compensation paid under the Contract. If the Participant accrues an allocation of Employer Contributions (including forfeitures) under the Plan or any other Employer plan in addition to the Prevailing Wage Contribution, the Plan Administrator will (Choose one of (1) or (2)):

(1)	[ ]	No offset. Not reduce the Participant's Employer Contribution allocation by the amount of the Prevailing Wage Contribution.

(2)	[ ]	Offset. Reduce the Participant's Employer Contribution allocation by the amount of the Prevailing Wage Contribution.

(d)	[X]
Related and Participating Employers. If any Related and Participating Employers (or in the case of a Multiple Employer Plan, Participating Employers regardless of whether they are Related Employers) contribute Nonelective Contributions to the Plan, the contribution formula(s) (Choose one of (1) or (2)):

(1)	[X]	All the same. Is (are) the same as for the Signatory Employer under this Election 27.

(2)	[ ]	At least one different. Is (are) as follows: ___________________________________________.

[Note: Unless the Plan is a Multiple Employer Plan, the Employer should not elect 27(d) unless there are Related Employers which are also Participating Employers. See Section 1.23(D). The Employer electing 27(d) also must complete Election 28(h) as to the allocation methods which apply to the Participating Employers.]

(e)	[ ]	Describe: ___________________________________________.

[Note: Under Election 27(e), the Employer may describe the amount and type of Nonelective Contributions from the elections available under Election 27 and/or a combination thereof as to a Participant group (e.g., A Discretionary Nonelective Contribution applies to Division A Employees. A Fixed Nonelective Contribution equal to 5% of Plan Year Compensation applies to Division B Employees).]

28.       NONELECTIVE CONTRIBUTION ALLOCATION (3.04(B)). The Plan Administrator, subject to Section 3.06, will allocate to each Participant any Nonelective Contribution (excluding QNECs) under the following contribution allocation formula (Choose one or more of (a) through (i) as applicable):

(a)	[X]	Pro rata. As a uniform percentage of Participant Compensation.

(b)	[ ]
Permitted disparity. In accordance with the permitted disparity allocation provisions of Section 3.04(B)(2), under which the following permitted disparity formula and definition of "Excess Compensation" apply (Complete (1) and (2)):

(1)	Formula (Choose one of a. or b.):

a.	[ ]	Two-tiered.

b.	[ ]	Four-tiered.

(2)	Excess Compensation. For purposes of Section 3.04(B)(2), "Excess Compensation" means Compensation in excess of (Choose one of a. or b.):

a.	[ ]	Percentage amount. % (not exceeding 100%) of the taxable wage base in effect on the first day of the Plan Year, rounded to the next highest $ (not exceeding the taxable wage base).

b.	[ ]	Dollar amount. The following amount: $ (not exceeding the taxable wage base in effect on the first day of the Plan Year).

(c)	[ ]
Incorporation of contribution formula. The Plan Administrator will allocate any Fixed Nonelective Contribution under Elections 27(b), 27(d), or 27(e), or any Prevailing Wage Contribution under Election 27(c), in accordance with the contribution formula the Employer adopts under those Elections.

(d)	[ ]	Classifications of Participants. In accordance with the classifications allocation provisions of Section 3.04(B)(3). (Complete (1) and choose (2) if elect 28(d)(1)b. or c.):

[Note: Typically, the Employer would elect 28(d) where it intends to satisfy nondiscrimination requirements using "cross-testing" under Treas. Reg. §1.401(a)(4)-8. However, choosing this election does not necessarily require application of cross-testing and the Plan may be able to satisfy nondiscrimination as to its classification-based allocations by testing allocation rates.]

(1)	Description of classifications. The classifications are (Choose one of a., b. or c.):

a.	[ ]	Each in own classification. Each Participant constitutes a separate classification.

b.	[ ]	NHCEs/HCEs. Nonhighly Compensated Employee/Participants and Highly Compensated Employee/Participants.

c.	[ ]	Describe the classifications: ___________________________________________.

[Note: Any classifications the Employer describes in Election 28(d)(1) must result in a definitely determinable allocation under Treas. Reg. §1.401-1(b)(1)(ii). The Employer may define a classification by specifying one or more Participants by name. The classifications cannot limit the NHCEs benefiting under the Plan only to those NHCE/Participants with the lowest Compensation and/or the shortest periods of Service and who may represent the minimum number of benefiting NHCEs necessary to satisfy coverage under Code §410(b). In the case of a self-employed Participant, the requirements of Treas. Reg. §1.401(k)-1(a)(6) apply and the allocation method should not result in a cash or deferred election for the self-employed Participant. Under Election 28(d)(1)a., the Employer may decide from year-to-year the classification (allocation rate) applicable to each Participant, without the need to amend the Plan to change the classification.]

(2)	[ ]	Allocation method within each classification. Allocate the Nonelective Contribution within each classification as follows (Choose one of a. or b.):

a.	[ ]	Pro rata. As a uniform percentage of Compensation of the Participants in the classification.

b.	[ ]	Flat dollar. The same dollar allocation to each Participant within the classification.

(e)	[ ]
Super-integrated. In accordance with the super-integrated allocation provisions of Section 3.04(B)(4). The tiers of priority are as follows (Complete the second tier blanks):

First tier. Under the first tier, the Plan Administrator will allocate the Nonelective Contribution in the same ratio that each Participant's Compensation bears to the total Compensation of all Participants, but in an amount not exceeding 3% of each Participant's Compensation.

Second tier. Under the second tier, the Plan Administrator will allocate any remaining Nonelective Contribution in the same ratio that each Participant's Excess Compensation bears to the total Excess Compensation of all Participants, but in an amount not exceeding          % of each Participant's Excess Compensation receiving an allocation under this second tier. For purposes of this second tier allocation, Excess Compensation means Compensation in excess of: $           .

Third tier. Under the third tier, the Plan Administrator will allocate any Nonelective Contribution remaining after the first two tiers of allocation in the same ratio that each Nonhighly Compensated Employee Participant's Compensation bears to the total of all Nonhighly Compensated Employee Participant's Compensation.

[Note: The Plan Administrator may not proceed to the next tier unless the Plan Administrator has allocated the specified maximum percentage under the preceding tier.]

(f)	[ ]
Age-based. In accordance with the age-based allocation provisions of Section 3.04(B)(5). The Plan Administrator will use the Actuarial Factors based on the following assumptions (Complete both (1) and (2)):

(1)	Interest rate. (Choose one of a., b. or c.):
a.	[ ]	7.5%	b.	[ ]	8.0%	c.	[ ]	8.5%

(2)	Mortality table. (Choose one of a. or b.):

a.	[ ]	UP-1984. See Appendix D.

b.	[ ]	Alternative: . (Specify 1983 GAM, 1983 IAM, 1971 GAM or 1971 IAM and attach applicable tables using such mortality table and the specified interest rate as replacement Appendix D.)

(g)	[ ]
Uniform points. In accordance with the uniform points allocation provisions of Section 3.04(B)(6). Under the uniform points allocation formula, a Participant receives (Choose one or both of (1) and (2). Choose (3) if applicable):

(1)	[ ]	Years of Service. point(s) for each Year of Service. The maximum number of Years of Service counted for points is .

"Year of Service" under this Election 28(g) means (Choose one of a. or b.):

a.	[ ]	Eligibility. Years of Service for eligibility in Election 16.

b.	[ ]	Vesting. Years of Service for vesting in Elections 42 and 43.

[Note: A Year of Service must satisfy Treas. Reg. §1.401(a)(4)-11(d)(3) for the uniform points allocation to qualify as a safe harbor allocation under Treas. Reg. §1.401(a)(4)-2(b)(3).]

(2)	[ ]	Age. point(s) for each year of age attained during the Plan Year.

(3)	[ ]	Compensation. point(s) for each $ (not to exceed $200) increment of Plan Year Compensation.

(h)	[X]
Related and Participating Employers. If any Related and Participating Employers (or in the case of a Multiple Employer Plan, Participating Employers regardless of whether they are Related Employers) contribute Nonelective Contributions to the Plan, the Plan Administrator will allocate the Nonelective Contributions made by the Participating Employer(s) under Election 27(d) (Complete (1) and (2)):

(1)	Allocation Method. (Choose one of a. or b.):

a.	[X]	All the same. Using the same allocation method as applies to the Signatory Employer under this Election 28.

b.	[ ]	At least one different. Under the following allocation method(s):

(2)	Allocation sharing. The Plan Administrator will allocate the Nonelective Contributions made by the Signatory Employer and by any Participating Employer (Choose one of a. or b.):

a.	[ ]	Employer by Employer. Only to the Participants directly employed by the contributing Employer.

b.	[X]	Across Employer lines. To all Participants regardless of which Employer directly employs them and regardless of whether their direct Employer made Nonelective Contributions for the Plan Year.

[Note: Unless the Plan is a Multiple Employer Plan, the Employer should not elect 28(h) unless there are Related Employers which are also Participating Employers. See Section 1.23(D) and Election 27(d). If the Employer elects 28(h)(2)a., the Employer should also elect 11(b)(8)b., to disregard the Compensation paid by "Y" Participating Employer in determining the allocation of the "X" Participating Employer contribution to a Participant (and vice versa) who receives Compensation from both X and Y. If the Employer elects 28(h)(2)b., the Employer should not elect 11(b)(8)b. Election 28(h)(2)a. does not apply to Safe Harbor Nonelective Contributions.]

(i)	[ ]	Describe: ___________________________________________ (e.g., Pro rata as to Division A Participants and Permitted Disparity (two-tiered at 100% of the SSTWB) as to Division B Participants.)

29.       QNEC (PLAN-DESIGNATED) (3.04(C)(1)). The following provisions apply regarding Plan-Designated QNECs (Choose one of (a) or (b)):

[Note: Regardless of its elections under this Election 29, the Employer under Section 3.04(C)(2) may elect for any Plan Year where the Plan is using Current Year Testing to make Operational QNECs which the Plan Administrator will allocate only to NHCEs for purposes of correction of an ADP or ACP test failure.]

(a)	[X]	Not applicable. There are no Plan-Designated QNECs.

(b)	[ ]	Applies. There are Plan-Designated QNECs to which the following provisions apply (Complete (1), (2), and (3)):

(1)
Nonelective Contributions affected. The following Nonelective Contributions (as allocated to the designated allocation group under Election 29(b)(2)) are Plan-Designated QNECs (Choose one of a. or b.):

a.	[ ]	All. All Nonelective Contributions.

b.	[ ]	Designated. Only the following Nonelective Contributions under Election 27: ___________________________________________.

(2)	Allocation Group. Subject to Section 3.06, allocate the Plan-Designated QNEC (Choose one of a. or b.):

a.	[ ]	NHCEs only. Only to NHCEs under the method elected in Election 29(b)(3).

b.	[ ]	All Participants. To all Participants under the method elected in Election 29(b)(3).

(3)	Allocation Method. The Plan Administrator will allocate a Plan-Designated QNEC using the following method (Choose one of a., b., c., or d.):

a.	[ ]	Pro rata.

b.	[ ]	Flat dollar.

c.	[ ]	Reverse. See Section 3.04(C)(3).

d.	[ ]	Describe: ___________________________________________

[Note: Any allocation method the Employer elects under Election 29(b)(3)d. must be definitely determinable. See Section 4.10(D) as to targeting limitations applicable to QNEC nondiscrimination testing.]

30.       SAFE HARBOR 401(k) PLAN (SAFE HARBOR CONTRIBUTIONS/ADDITIONAL MATCHING CONTRIBUTIONS) (3.05). The Employer under Election 6(e) will (or in the case of the Safe Harbor Nonelective Contribution may) contribute the following Safe Harbor Contributions described in Section 3.05(E) and will or may contribute Additional Matching Contributions described in Section 3.05(F) (Choose one of (a), (b), (c), or (d) when and as applicable. Complete (e) and (h). Choose (f), (g), and (i) as applicable): 30 p.

(a)	[ ]
Safe Harbor Nonelective Contribution. The Safe Harbor Nonelective Contribution equals            % of a Participant's Compensation [Note: The amount in the blank must be at least 3%. The Safe Harbor Nonelective Contribution applies toward (offsets) most other Employer Nonelective Contributions. See Section 3.05(E)(11).]

(b)	[ ]
Safe Harbor Nonelective Contribution/delayed year-by-year election (maybe and supplemental notices). In connection with the Employer's provision of the maybe notice under Section 3.05(I)(1), the Employer elects into safe harbor status by giving the supplemental notice and by making this Election 30(b) to provide for a Safe Harbor Nonelective Contribution equal to            % (specify amount at least equal to 3%) of a Participant's Compensation. This Election 30(b) and safe harbor status applies for the Plan Year ending:                                              (specify Plan Year end), which is the Plan Year to which the Employer's maybe and supplemental notices apply.

[Note: If the Employer makes a delayed election into safe harbor status under Section 3.05(I)(1), the Employer must amend the Plan to provide for a Safe Harbor Nonelective Contribution equal to at least 3% of each Participant's Compensation. The Employer may make this amendment by substitute Adoption Agreement page (electing Election 30(b)) or by another form of amendment under Section 11.02(B). An Employer using the maybe notice should not elect a Safe Harbor Nonelective Contribution under Election 30(a) unless the Employer intends to continue safe harbor status under this election in the subsequent Plan Year. By making its amendment into safe harbor status under Election 30(b), the Employer avoids the need to further amend the Plan if the Employer is not certain that it will apply the safe harbor in the subsequent Plan Year. By contrast, an Employer which gave the maybe notice and has decided to make the Safe Harbor Nonelective Contribution for that year and for future years should use Election 30(a). The Employer only elects 30(a) and should not elect 30(b) if prior to the Plan Year the Employer unequivocally decides to elect safe harbor status for the Plan Year and provides a safe harbor notice consistent with this election rather than giving the maybe notice. If the Employer gives the maybe notice and the Employer will or may make Matching Contributions, the Employer should elect Additional Matching under Election 30(h)(and should not elect Matching Contributions under Election 24) if it wishes to avoid ACP testing.]

(c)	[ ]
Basic Matching Contribution. A Matching Contribution equal to 100% of each Participant's Elective Deferrals not exceeding 3% of the Participant's Compensation, plus 50% of each Participant's Elective Deferrals in excess of 3% but not in excess of 5% of the Participant's Compensation. See Sections 1.34(E) and 3.05(E)(4). (Complete (1)):

(1)
Time period. For purposes of this Election 30(c), "Compensation" and "Elective Deferrals" mean Compensation and Elective Deferrals for:                                             . [Note: The Employer must complete the blank line with the applicable time period for computing the Basic Match, such as "each payroll period," "each calendar month," "each Plan Year quarter" or "the Plan Year."]

(d)	[X]	Enhanced Matching Contribution. See Sections 1.34(F) and 3.05(E)(5). (Choose one of (1) or (2) and complete (3) for any election):

(1)	[X]	Uniform percentage. A Matching Contribution equal to 100 % of each Participant's Elective Deferrals but not as to Elective Deferrals exceeding 6 % of the Participant's Compensation.

(2)	[ ]
Tiered formula. A Matching Contribution equal to the specified matching rate for the corresponding level of each Participant's Elective Deferral percentage. A Participant's Elective Deferral percentage is equal to the Participant's Elective Deferrals divided by his/her Compensation.

Elective Deferral Percentage % % %	Matching Rate % % %

(3)
Time period. For purposes of this Election 30(d), "Compensation" and "Elective Deferrals" mean Compensation and Elective Deferrals for:   each payroll period  . [Note: The Employer must complete the blank line with the applicable time period for computing the Enhanced Match, such as "each payroll period," "each calendar month," "each Plan Year quarter" or "the Plan Year."]

[Note: The matching rate may not increase as the Elective Deferral percentage increases and the Enhanced Matching formula otherwise must satisfy the requirements of Code §§401(k)(12)(B)(ii) and (iii). If the Employer elects to satisfy the ACP safe harbor under Election 37(a)(2)a., the Employer also must limit Elective Deferrals taken into account for the Enhanced Matching Contribution to a maximum of 6% of Plan Year Compensation.]

(e)	Participants who will receive Safe Harbor Contributions. The allocation of Safe Harbor Contributions (Choose one of (1), (2), or (3)):

(1)	[X]	Applies to all Participants. Applies to all Participants except as may be limited under Election 30(f).

(2)	[ ]	NHCEs only. Is limited to NHCE Participants only and may be limited further under Election 30(f). No HCE will receive a Safe Harbor Contribution allocation.

(3)	[ ]	NHCEs and designated HCEs. Is limited to NHCE Participants and to the following HCE Participants and may be limited further under Election 30(f): ___________________________________________.

[Note: Any HCE allocation group the Employer describes under Election 30(e)(3) must be definitely determinable. (e.g., Division "A" HCEs OR HCEs who own more than 5% of the Employer without regard to attribution rules).]

(f)	[ ]
Early Elective Deferrals/delay of Safe Harbor Contribution. The Employer may elect this Election 30(f) only if the Employer in Election 14 elects eligibility requirements for Elective Deferrals of less than age 21 and one Year of Service but elects age 21 and one Year of Service for Safe Harbor Matching or for Safe Harbor Nonelective Contributions. The Employer under this Election 30(f) limits the allocation of any Safe Harbor Contribution under Election 30 for a Plan Year to those Participants: (i) who have attained age 21; (ii) who have completed one Year of Service; and (iii) who the Plan Administrator in applying the OEE rule described in Section 4.06(C), treats as benefiting in the disaggregated plan covering the Includible Employees. Those Participants in the Plan Year whom the Plan Administrator treats as Otherwise Excludable Employees will not receive any Safe Harbor Contribution allocation and the Plan Administrator will apply the ADP (and, as applicable the ACP) test(s) to the disaggregated plan benefiting the Otherwise Excludable Employees. If the Employer in Election 10(a)(2) has elected "Participating Compensation" for allocating Elective Deferrals, Nonelective Contributions or Matching Contributions (as relevant to the allocation under this Election 30 based on the Contribution Type), the Plan Administrator, in allocating the Safe Harbor Contribution for the Plan Year in which the Participant crosses over to the Includible Employees group, will count Compensation and Elective Deferrals only on and following the Cross-Over Date. See Section 3.05(D).

(g)	[ ]	Another plan. The Employer will make the Safe Harbor Contribution to the following plan:	.

(h)	Additional Matching Contributions. See Sections 1.34(G) and 3.05(F). (Choose one of (1) or (2)):

(1)	[ ]	No Additional Matching Contributions. The Employer will not make any Additional Matching Contributions to its safe harbor Plan.

(2)	[X]	Additional Matching Contributions. The Employer will or may make the following Additional Matching Contributions to its safe harbor Plan. (Choose a. and b. as applicable):

a.	[ ]	Fixed Additional Matching Contribution. The following Fixed Additional Matching Contribution (Choose (i) and (ii) as applicable and complete (iii) for any election):

(i)	[ ]	Uniform percentage. A Matching Contribution equal to % of each Participant's Elective Deferrals but not as to Elective Deferrals exceeding % of the Participant's Compensation.

(ii)	[ ]
Tiered formula. A Matching Contribution equal to the specified matching rate for the corresponding level of each Participant's Elective Deferral percentage. A Participant's Elective Deferral percentage is equal to the Participant's Elective Deferrals divided by his/her Compensation.

Elective Deferral Percentage % % %	Matching Rate % % %

(iii)
Time period. For purposes of this Election 30(h)(2)a., "Compensation" and "Elective Deferrals" mean Compensation and Elective Deferrals for: ___________________________________________.  Note: The Employer must complete the blank line with the applicable time period for computing the Additional Match, e.g., "each payroll period," "each calendar month," "each Plan Year quarter" OR "the Plan Year." If the Employer elects a match under both (i) and (ii) and will apply a different time period to each match, the Employer may indicate as such in the blank line.]

b.	[X]
Discretionary Additional Matching Contribution. The Employer may make a Discretionary Additional Matching Contribution. If the Employer makes a Discretionary Matching Contribution, the Discretionary Matching Contribution will not apply as to Elective Deferrals exceeding   6  % of the Participant's Compensation (complete the blank if applicable or leave blank).

[Note: If the Employer elects to satisfy the ACP safe harbor under Election 37(a)(2)a. or 37(a)(2)c.(i), then as to any and all Matching Contributions, including Fixed Additional Matching Contributions and Discretionary Additional Matching Contributions: (i) the matching rate may not increase as the Elective Deferral percentage increases; (ii) no HCE may be entitled to a greater rate of match than any NHCE; (iii) the Employer must limit Elective Deferrals taken into account for the Additional Matching Contributions to a maximum of 6% of Plan Year Compensation; (iv) the Plan must apply all Matching Contributions to Catch-Up Deferrals; and (v) in the case of a Discretionary Additional Matching Contribution, the contribution amount may not exceed 4% of the Participant's Plan Year Compensation.]

(i)	[ ]
Multiple Safe Harbor Contributions in disaggregated Plan. The Employer elects to make different Safe Harbor Contributions and/or Additional Matching Contributions to disaggregated parts of its Plan under Treas. Reg. §1.401(k)-1(b)(4) as follows: __________________________________________.  (Specify contributions for disaggregated plans, e.g., as to Collectively Bargained Employees a 3% Nonelective Safe Harbor Contribution applies and as to non-Collectively Bargained Employees, the Basic Matching Contribution applies).

31.       ALLOCATION CONDITIONS (3.06(B)/(C)). The Plan does not apply any allocation conditions to: (i) Elective Deferrals; (ii) Safe Harbor Contributions; (iii) commencing as of the Final 401(k) Regulations Effective Date, Additional Matching Contributions which will satisfy the ACP test safe harbor; (iv) Employee Contributions; (v) Rollover Contributions; (vi) Designated IRA Contributions; (vii) SIMPLE Contributions; or (viii) Prevailing Wage Contributions, except as may be required by the Prevailing Wage Contract. To receive an allocation of Matching Contributions, Nonelective Contributions or Participant forfeitures, a Participant must satisfy the following allocation condition(s) (Choose one of (a) or (b). Choose (c) if applicable):

(a)	[ ]	No conditions. No allocation conditions apply to Matching Contributions, to Nonelective Contributions or to forfeitures.

(b)	[X]	Conditions. The following allocation conditions apply to the designated Contribution Type and/or forfeitures (Choose one or more of (1) through (7) as applicable):

[Note: For this Election 31, except as the Employer describes otherwise in Election 31(b)(7) or as provided in Sections 3.03(C)(2) and 3.04(C)(2) regarding Operational QMACs and Operational QNECs, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions to which allocation conditions may apply. The Employer under Election 31(b)(7) may not impose an Hour of Service condition exceeding 1,000 Hours of Service in a Plan Year.]

			(1)		(2)	(3)	(4)
			Matching, Nonelective and Forfeitures		Matching	Nonelective	Forfeitures

(1)	[X]	None.	N/A (See Election 31(a))		[X]	[ ]	[ ]

(2)	[ ]	501 HOS/terminees (91 consecutive days if] Elapsed Time). See Section 3.06(B)(1)(b).	[ ]	OR	[ ]	[ ]	[ ]

(3)	[X]	Last day of the Plan Year.	[ ]	OR	[ ]	[X]	[ ]

(4)	[ ]	Last day of the Election 31(c) time period.	[ ]	OR	[ ]	[ ]	[ ]

(5)	[ ]	1,000 HOS in the Plan Year (182 consecutive days in Plan Year if Elapsed Time).	[ ]	OR	[ ]	[ ]	[ ]

(6)	[ ]	(specify) HOS within the Election 31(c) time period, (but not exceeding 1,000 HOS in a Plan Year).	[ ]	OR	[ ]	[ ]	[ ]

(7)	[ ]
Describe conditions:
(e.g., Last day of the Plan Year as to Nonelective Contributions for Participating Employer "A" Participants. No allocation conditions for Participating Employer "B" Participants).

(c)	[ ]	Time period. Under Section 3.06(C), apply Elections 31(b)(4), (b)(6) or (b)(7) to the specified contributions/forfeitures based on each (Choose one of (1) through (5)):

(1)	[ ]	Plan Year	[ ]	OR	[ ]	[ ]	[ ]

(2)	[ ]	Plan Year quarter	[ ]	OR	[ ]	[ ]	[ ]

(3)	[ ]	Calendar month	[ ]	OR	[ ]	[ ]	[ ]

(4)	[ ]	Payroll period	[ ]	OR	[ ]	[ ]	[ ]

(5)	[ ]	Describe time period:

[Note: If the Employer elects 31(b)(4) or (b)(6), the Employer must choose (c). If the Employer elects 31(b)(7), choose (c) if applicable.]
[Note: If the Employer elects 31(b)(4) or (b)(6), the Employer must choose (c). If the Employer elects 31(b)(7), choose (c) if applicable.]

32.       ALLOCATION CONDITIONS – APPLICATION/WAIVER/SUSPENSION (3.06(D)/(F)). Under Section 3.06(D), in the event of Severance from Employment as described below, apply or do not apply Election 31(b) allocation conditions to the specified contributions/forfeitures as follows (If the Employer elects 31(b), the Employer must complete Election 32. Choose one of (a) or (b). Complete (c)):

[Note: For this Election 32, except as the Employer describes otherwise in Election 31(b)(7) or as provided in Sections 3.03(C)(2) and 3.04(C)(2) regarding Operational QMACs and Operational QNECs, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions to which allocation conditions may apply.]

(a)	[ ]	Total waiver or application. If a Participant incurs a Severance from Employment on account of or following death, Disability or attainment of Normal Retirement Age (Choose one of (1) or (2)):

(1)	[ ]	Do not apply. Do not apply elected allocation conditions to Matching Contributions, to Nonelective Contributions or to forfeitures.

(2)	[ ]	Apply. Apply elected allocation conditions to Matching Contributions, to Nonelective Contributions and to forfeitures.

				(1)		(2)	(3)	(4)
				Matching, Nonelective and Forfeitures		Matching	Nonelective	Forfeitures

(b)	[X]
Application/waiver as to Contribution
Types events. If a Participant incurs a
Severance from Employment, apply allocation
conditions except such conditions are waived if
Severance is on account of or following death,
Disability or attainment of Normal Retirement
Age as specified, and as applied to the specified
Contribution Types/forfeitures (Choose (1), (2),
and (3) as applicable):

	(1)	[X]	Death	[ ]	OR	[ ]	[X]	[ ]

	(2)	[X]	Disability	[ ]	OR	[ ]	[X]	[ ]

	(3)	[X]	Normal Retirement Age	[ ]	OR	[ ]	[X]	[ ]

(c)	Suspension. The suspension of allocation conditions of Section 3.06(F) (Choose one of (1) or (2)):

	(1)	[X]	Applies. Applies as follows (Choose one of a., b., or c.):

		a.	[ ]	Both. Applies both to Nonelective Contributions and to Matching Contributions.

		b.	[X]	Nonelective. Applies only to Nonelective Contributions.

		c.	[ ]	Match. Applies only to Matching Contributions.

	(2)	[ ]	Does not apply.

33.       FORFEITURE ALLOCATION METHOD (3.07). The Plan Administrator will allocate a Participant forfeiture attributable to all Contribution Types or attributable to all Nonelective Contributions or to all Matching Contributions as follows (Choose one or more of (a) through (g) as applicable. Choose (e) only in conjunction with at least one other election):

			(1)		(2)	(3)
[Note: Even if the Employer elects immediate vesting, the Employer should complete Election 33. See Section 7.07.]			All Forfeitures		Nonelective Forfeitures	Matching Forfeitures

(a)	[ ]	Additional Nonelective. Allocate as additional Discretionary Nonelective Contribution.	[ ]	OR	[ ]	[ ]

(b)	[ ]	Additional Match. Allocate as additional Discretionary Matching Contribution.	[ ]	OR	[ ]	[ ]

(c)	[ ]	Reduce Nonelective. Apply to Nonelective Contribution.	[ ]	OR	[ ]	[ ]

(d)	[X]	Reduce Match. Apply to Matching Contribution.	[X]	OR	[ ]	[ ]

(e)	[ ]	Plan expenses. Pay reasonable Plan expenses first (See Section 7.04(C)), then allocate in the manner described above.	[ ]	OR	[ ]	[ ]

(f)	[ ]	Safe harbor/top-heavy exempt. Apply all forfeitures to Safe Harbor Contributions and Plan expenses in accordance with Section 3.07(A)(4).

(g)	[ ]	Describe: _____________________ (e.g., Forfeitures attributable to transferred balances from Plan X are allocated only to former Plan X participants.)

34.       FORFEITURE ALLOCATION TIMING (3.07(B)). See Sections 3.07, 5.07 and 7.07 as to when a forfeiture occurs. Once a forfeiture occurs, this Election 34 determines the timing of the forfeiture allocation. The Plan Administrator will allocate a Participant's forfeiture (Choose one or both of (a) and (b) as applicable):

			(1)		(2)	(3)
			All Forfeitures		Nonelective Forfeitures	Matching Forfeitures

(a)	[X]	Same Plan Year. In the same Plan Year in which the designated forfeiture occurs.	[X]	OR	[ ]	[ ]

(b)	[ ]	Next Plan Year. In the Plan Year following the Plan Year in which the designated forfeiture occurs.	[ ]	OR	[ ]	[ ]

[Note: The elected forfeiture allocation timing applies irrespective of when the Employer makes its contribution(s), if any, for a Plan Year. Even if the Employer elects immediate vesting, the Employer should complete Election 34. See Sections 3.07 and 7.07.]

35.       EMPLOYEE (AFTER-TAX) CONTRIBUTIONS (3.09). The following additional elections apply to Employee Contributions under Election 6(f). (Complete (a) and (b)):

(a)	Limitations. The Plan permits Employee Contributions subject to the following limitations, if any, in addition to those already imposed under the Plan (Choose one of (1) or (2)):

(1)	[ ]	None. No additional limitations.

(2)	[ ]	Additional limitations. The following additional limitations: _____________________.

[Note: Any designated limitation(s) must be the same for all Participants and must be definitely determinable.]

(b)	Matching Contributions. (Choose one of (1) or (2)):

(1)	[ ]	None. The Employer will not make any Matching Contributions based on Employee Contributions.

(2)	[ ]	Applies. For each Plan Year, the Employer's Matching Contribution made as to Employee Contributions is:
.

36.       DESIGNATED IRA CONTRIBUTIONS (3.12). Under Election 6(h), a Participant may make Designated IRA Contributions effective for Plan Years beginning after                          (date specified must be no earlier than December 31, 2002). (Complete (a) and (b)):

(a)	Type of IRA contribution. A Participant's Designated IRA Contributions will be (Choose one of (1), (2), or (3)):

(1)       [   ]       Traditional.

(2)       [   ]       Roth.

(3)       [   ]       Traditional/Roth. As the Participant elects at the time of contribution.

(b)	Type of Account. A Participant's Designated IRA Contributions will be held in the following form of Account(s) (Choose one of (1), (2), or (3)):

(1)       [   ]       IRA.

(2)       [   ]       Individual Retirement Annuity.

(3)       [   ]       IRA/Individual Retirement Annuity. As the Participant elects at the time of contribution.

ARTICLE IV
LIMITATIONS AND TESTING

[Note: The Employer, in the "Effective as of execution" column under Election 37, must elect those testing elections which are: (i) in effect as of date of the Employer's execution of this Adoption Agreement; and (ii) if the Adoption Agreement restates the Plan, also are retroactive to the later of the Plan's original Effective Date or EGTRRA restated Effective Date, except as indicated in Appendix A. If the Employer wishes to change any testing election after it executes this Adoption Agreement, the Employer must elect the changes in the "Changes post-execution" column under Election 37, and the Employer must specify the Plan Year Effective Date(s) of any changed election. The Employer may complete the Effective Date blanks specifying the changed election applies to a single Plan Year (e.g., "2011 only"), or a range of Plan Years (e.g., "2011-2015") or may specify the change as becoming effective in a specified Plan Year (e.g., "commencing 2010"). If the Employer specifies a single Plan Year only or specifies a range of Plan Years, the Plan becomes subject to the election in the "Effective as of execution" column in the Plan Years commencing after the specified Year(s), unless the Employer subsequently changes the election. If the Employer specifies the change as commencing in a Plan Year, the election applies in the specified Plan Year and in all following Plan Years unless the Employer subsequently changes the election.]

37.       ANNUAL TESTING ELECTIONS (4.06(B)). The Employer makes the following Plan specific annual testing elections under Section 4.06(B). (Complete (a) and (b)):37 p.

				(1)	(2)
				Effective as of execution (and retroactively if restatement)	Changes post-execution (specify Plan Year Effective Date(s))

a.	Nondiscrimination testing. (Choose one or more of (1), (2), or (3)):

	(1)	[ ]	Traditional 401(k) Plan/ADP/ACP test. The following testing method(s) apply (Choose a. and b. as applicable):

[Note: The Plan may "split test" for Plan Years commencing in 2005.]

	a.	[ ]	Current Year Testing. See Section 4.11(E). Current Year Testing applies to the ADP/ACP tests as elected below (Choose one or both of (i) and (ii)):

		(i)	[ ]	ADP test.	[ ]	[ ] Effective Date(s): ___________

		(ii)	[ ]	ACP test.	[ ]	[ ] Effective Date(s): ___________

[Note: The Employer may leave (ii) blank if the Plan does not permit Matching Contributions or Employee Contributions and the Plan Administrator will not recharacterize Elective Deferrals as Employee Contributions for testing.]

	b.	[ ]
Prior Year Testing. See Section 4.11(I).
Prior Year Testing applies to the ADP/ACP tests as
elected below. See Sections 4.10(B)(4)(f)(iv) and
4.10(C)(5)(e)(iv) as to the first Plan Year. (Choose
one or both of (i) and (ii)):

		(i)	[ ]	ADP test.	[ ]	[ ] Effective Date(s): ___________

		(ii)	[ ]	ACP test.	[ ]	[ ] Effective Date(s): ___________

[Note: The Employer may leave (ii) blank if the Plan does not permit Matching Contributions or Employee Contributions and the Plan Administrator will not recharacterize Elective Deferrals as Employee Contributions for testing.]

(2)	[X]	Safe Harbor Plan/No testing or ACP test only. (Choose one of a., b., or c.):

	a.	[X]	No testing.		[X]	[ ] Effective Date(s): ___________
ADP test safe harbor applies and if applicable, ACP test safe harbor applies.

	b.	[ ]	ACP test only.
ADP test safe harbor applies, but Plan will perform ACP test as follows (Choose one of (i) or (ii)):

		(i)	[ ]	Current Year Testing.	[ ]	[ ] Effective Date(s): ___________

		(ii)	[ ]	Prior Year Testing.	[ ]	[ ] Effective Date(s): ___________

[Note: The Employer may elect Prior Year Testing under Election 37(a)(2)b.(ii) only for Plan Years after the Final 401(k) Regulations Effective Date.]

	c.	[ ]	Possible delayed election.		[ ]	[ ] Effective Date(s): ___________
(maybe notice/supplemental notice)

The Employer under Section 3.05(I)(1) may treat the Plan as a Traditional 401(k) Plan or may make a delayed election to treat the Plan as a Safe Harbor 401(k) Plan. If the Employer gives the maybe and supplemental notices and amends the Plan to provide for the Safe Harbor Nonelective Contribution, the Plan is an ADP test safe harbor plan for the Plan Year to which the maybe and supplemental notices and the amendment apply. If the Employer does not give the supplemental notice, the Plan is a Traditional 401(k) Plan, subject to ADP Current Year Testing and, if applicable, to ACP Current Year Testing. If the Employer gives the supplemental notice and amends the Plan to provide for the Safe Harbor Nonelective Contribution, and the Employer has elected Additional Matching Contributions under Election 30(h) (Choose one of (i) or (ii)):

		(i)	[ ]
No testing. ADP and ACP test safe harbors apply. The Employer's elections under 30(h) as to Additional Matching Contributions satisfy the ACP safe harbor requirements and the Employer elects to apply the Election 30(h) stated ACP test safe harbor conditions (see the Note following Election 30(h)) as to all Additional Matching Contributions.

		(ii)	[ ]	ACP test only. ADP safe harbor applies, but the Plan will perform the ACP test as to all Additional Matching Contributions using Current Year Testing.

[Note: Even if the Employer does not elect 37(a)(2)c., the Employer still may make a delayed election into safe harbor status under Section 3.05(I)(1) using the maybe and supplemental notices and by amending the plan to provide for the Safe Harbor Nonelective Contribution. However, in this case, the Employer also must amend the Plan to make its testing elections under this Election 37 consistent with its delayed election into safe harbor status. The Employer then may elect any election under 37(a)(2), including 37(a)(2)c. An Employer's election of 37(a)(2)c. permits the Plan to remain in perpetual possible delayed safe harbor election status, while minimizing the number of Plan amendments required to do so.]

	(3)	SIMPLE 401(k) Plan/No testing.			[ ]	[ ] Effective Date(s): ___________

(b)	HCE determination. (Complete both (1) and (2)):

	(1)	Top-paid group election. (Choose one of a. or b.):

		a.	[X]	Does not apply.	[X]	[ ] Effective Date(s): ___________

		b.	[ ]	Applies.	[ ]	[ ] Effective Date(s): ___________

	(2)	Calendar year data election (fiscal year Plan only). (Choose one of a. or b.):

		a.	[ ]	Does not apply.	[ ]	[ ] Effective Date(s): ___________

		b.	[ ]	Applies.	[ ]	[ ] Effective Date(s): ___________

ARTICLE V
VESTING REQUIREMENTS

38.       NORMAL RETIREMENT AGE (5.01). A Participant attains Normal Retirement Age under the Plan on the following date (Choose one of (a) or (b)): 38 p.

(a)	[X]	Specific age. The date the Participant attains age 65 . [Note: The age may not exceed age 65.]

(b)	[ ]
Age/participation. The later of the date the Participant attains age             or the             anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [Note: The age may not exceed age 65 and the anniversary may not exceed the 5th.]

39.       EARLY RETIREMENT AGE (5.01). (Choose one of (a) or (b)): 39 p.

(a)	[X]	Not applicable. The Plan does not provide for an Early Retirement Age.

(b)	[ ]
Early Retirement Age. Early Retirement Age is the later of: (i) the date a Participant attains age            ; (ii) the date a Participant reaches his/her             anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan; or (iii) the date a Participant completes             Years of Service.

[Note: The Employer should leave blank any of clauses (i), (ii), and (iii) which are not applicable.]

"Years of Service" under this Election 39 means (Choose one of (1) or (2) as applicable):

(1)       [   ]       Eligibility. Years of Service for eligibility in Election 16.

(2)       [   ]       Vesting. Years of Service for vesting in Elections 42 and 43.

[Note: Election of an Early Retirement Age does not affect the time at which a Participant may receive a Plan distribution. However, a Participant becomes 100% vested at Early Retirement Age.]

40.       ACCELERATION ON DEATH OR DISABILITY (5.02). Under Section 5.02, if a Participant incurs a Severance from Employment as a result of death or Disability (Choose one of (a), (b), or (c)):

(a)	[X]	Applies. Apply 100% vesting.

(b)	[ ]	Not applicable. Do not apply 100% vesting. The Participant's vesting is in accordance with the applicable Plan vesting schedule.

(c)	[ ]	Limited application. Apply 100% vesting, but only if a Participant incurs a Severance from Employment as a result of (Choose one of (1) or (2)):

(1)	[ ]	Death.

(2)	[ ]	Disability.

41.       VESTING SCHEDULE (5.03). A Participant has a 100% Vested interest at all times in his/her Accounts attributable to: (i) Elective Deferrals; (ii) Employee Contributions; (iii) QNECs; (iv) QMACs; (v) Safe Harbor Contributions; (vi) SIMPLE Contributions; (vii) Rollover Contributions; (viii) Prevailing Wage Contributions unless the Prevailing Wage Contract provides otherwise; (ix) DECs; and (x) Designated IRA Contributions. The following vesting schedule applies to Regular Matching Contributions, to Additional Matching Contributions (irrespective of ACP testing status) and to Nonelective Contributions (other than Prevailing Wage Contributions) (Choose (a) or choose one or both of (b) and (d) as applicable. Choose (c) if elect a non-top-heavy schedule under (b) or (d)):

(a)	[ ]	Immediate vesting. 100% Vested at all times in all Accounts.

[Note: Unless all Contribution Types are 100% Vested, the Employer should not elect 41(a). If the Employer elects immediate vesting under 41(a), the Employer should not complete the balance of Election 41 or Elections 42 and 43 (except as noted therein). The Employer must elect 41(a) if the eligibility Service condition under Election 14 as to all Contribution Types (except Elective Deferrals and Safe Harbor Contributions) exceeds one Year of Service or more than 12 months. The Employer must elect 41(b)(1) as to any Contribution Type where the eligibility service condition exceeds one Year of Service or more than 12 months. The Employer should elect 41(b) if any Contribution Type is subject to a vesting schedule.]

(b)	[X]	Vesting schedules: Apply the following vesting schedules (Choose one or more of (1) through (7) as applicable):
						(1)		(2)	(3)	(4)
						All Contributions		Nonelective	Regular Matching	Additional Matching (See Section 3.05(F))

	(1)	[X]	Immediate vesting			N/A (See Election 41(a))		[ ]	[ ]	[X]

	(2)	[ ]	Top-heavy: 6-year graded			[ ]	OR	[ ]	[ ]	[ ]

	(3)	[ ]	Top-heavy: 3-year cliff			[ ]	OR	[ ]	[ ]	[ ]

	(4)	[X]	Modified top-heavy:			[ ]	OR	[X]	[ ]	[ ]
			Years of Service	Vested %
			Less than 1	a.	0%
			1	b.	0%
			2	c.	25%
			3	d.	50%
			4	e.	75%
			5	f.	100%
			6 or more		100%

	(5)	[ ]	Non-top-heavy: 7-year graded			N/A		[ ]	N/A	N/A

	(6)	[ ]	Non-top-heavy: 5-year cliff			N/A		[ ]	N/A	N/A

	(7)	[ ]	Modified non-top-heavy:			N/A		[ ]	N/A	N/A
			Years of Service	Vested %
			Less than 1	a.
			1	b.
			2	c.
			3	d.
			4	e.
			5	f.
			6	g.
			7 or more		100%

[Note: If the Employer does not elect 41(a), the Employer under 41(b) must elect immediate vesting or must elect a top-heavy or modified top-heavy vesting schedule. The modified top-heavy schedule of Election 41(b)(4) must satisfy Code §416. A top-heavy schedule must apply to Regular Matching Contributions and to Additional Matching Contributions. See Section 5.03(A)(1). The Employer as to Nonelective Contributions only may elect one of Elections 41(b)(5), (6), or (7) in addition to electing a top-heavy schedule. The Employer must complete Election 41(c) if it elects any non-top-heavy schedule. If the Employer does not elect a non-top-heavy schedule, the elected top-heavy schedule(s) applies to all Plan Years. If the Employer elects 41(b)(7), the modified non-top-heavy schedule must satisfy Code §411(a)(2). If the Employer elects Additional Matching under Election 30(h), the Employer should elect vesting under the Additional Matching column in this Election 41(b). That election applies to the Additional Matching even if the Employer has given the maybe notice but does not give the supplemental notice for any Plan Year and as to such Plan Years, the Plan is not a safe harbor plan and the Matching Contributions are not Additional Matching Contributions. If the Plan's Effective Date is after December 31, 2006, do not complete Elections 41(b)(5), (b)(6), or (b)(7).]

(c)	[ ]	Nonelective Contributions: application of top-heavy schedule (Choose one of (1) or (2)):

(1)	[ ]	Apply in all Plan Years once top-heavy. Apply the top-heavy vesting schedule under Election 41(b) for the first Plan Year in which the Plan is top-heavy and then in all subsequent Plan Years.

(2)	[ ]	Apply only in top-heavy Plan Years. Apply the non-top-heavy schedule under Election 41(b) in all Plan Years in which the Plan is not a top-heavy plan.

(d)	[ ]	Special vesting provisions: _____________________.

[Note: The Employer under Election 41(d) may describe special vesting provisions from the elections available under Election 41 and/or a combination thereof as to a: (i) Participant group (e.g., Full vesting applies to Division A Employees OR to Employees hired on/before "x" date. 6-year graded vesting applies to Division B Employees OR to Employees hired after "x" date.); and/or (ii) Contribution Type (e.g., Full vesting applies as to Discretionary Nonelective Contributions. 6-year graded vesting applies to Fixed Nonelective Contributions). Any special vesting provision must satisfy Code §411(a) and must be nondiscriminatory.]

42.	YEAR OF SERVICE - VESTING (5.05). (Complete both (a) and (b)):

[Note: If the Employer elects the Elapsed Time Method for vesting the Employer should not complete this Election 42. If the Employer elects immediate vesting, the Employer should not complete Election 42 or Election 43 unless it elects to apply a Year of Service for vesting under any other Adoption Agreement election.]

(a)
Year of Service. An Employee must complete at least                    Hours of Service during a Vesting Computation Period to receive credit for a Year of Service under Article V. [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000.]

(b)	Vesting Computation Period. The Plan measures a Year of Service based on the following 12-consecutive month period (Choose one of (1) or (2)):

(1)	[ ]	Plan Year.

(2)	[ ]	Anniversary Year.

43.       EXCLUDED YEARS OF SERVICE - VESTING (5.05(C)). The Plan excludes the following Years of Service for purposes of vesting (Choose (a) or choose one or more of (b) through (e) as applicable):43 p.

(a)	[X]	None. None other than as specified in Section 5.05(C)(1).

(b)	[ ]	Age 18. Any Year of Service before the Vesting Computation Period during which the Participant attained the age of 18.

(c)	[ ]	Prior to Plan establishment. Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

(d)	[ ]	Rule of Parity. Any Year of Service excluded under the rule of parity. See Plan Section 5.06(C).

(e)	[ ]	Additional exclusions. The following Years of Service: _____________________.

[Note: The Employer under Election 43(e) may describe vesting service exclusions provisions available under Election 43 and/or a combination thereof as to a: (i) Participant group (e.g., No exclusions apply to Division A Employees OR to Employees hired on/before "x" date. The age 18 exclusion applies to Division B Employees OR to Employees hired after "x" date.); or (ii) Contribution Type (e.g., No exclusions apply as to Discretionary Nonelective Contributions. The age 18 exclusion applies to Fixed Nonelective Contributions). Any exclusion specified under Election 43(e) must comply with Code §411(a)(4). Any exclusion must be nondiscriminatory.]

ARTICLE VI
DISTRIBUTION OF ACCOUNT BALANCE

44.       MANDATORY DISTRIBUTION (6.01(A)(1)/6.08(D)). The Plan provides or does not provide for Mandatory Distribution of a Participant's Vested Account Balance following Severance from Employment, as follows (Choose one of (a) or (b)):

(a)	[ ]	No Mandatory Distribution. The Plan will not make a Mandatory Distribution following Severance from Employment.

(b)	[X]
Mandatory Distribution. The Plan will make a Mandatory Distribution following Severance from Employment. (Complete (1) and (2). Choose (3) unless the Employer elects to limit Mandatory Distributions to $1,000 including Rollover Contributions under Elections 44(b)(1)b. and 44(b)(2)b.):

(1)
Amount limit. As to a Participant who incurs a Severance from Employment and who will receive distribution before attaining the later of age 62 or Normal Retirement Age, the Mandatory Distribution maximum amount is equal to (Choose one of a., b., or c.):

a.       [X]       $5,000.

b.       [   ]       $1,000.

c.       [   ]       Specify amount: $            (may not exceed $5,000).

(2)
Application of Rollovers to amount limit. In determining whether a Participant's Vested Account Balance exceeds the Mandatory Distribution dollar limit in Election 44(b)(1), the Plan (Choose one of a. or b.):

a.       [   ]      Disregards Rollover Contribution Account.

b.       [X]       Includes Rollover Contribution Account.

(3)	[X]
Amount of Mandatory Distribution subject to Automatic Rollover. A Mandatory Distribution to a Participant before attaining the later of age 62 or Normal Retirement Age is subject to Automatic Rollover under Section 6.08(D) (Choose one of a. or b.):

a.	[X]	Only if exceeds $1,000. Only if the amount of the Mandatory Distribution exceeds $1,000, which for this purpose must include any Rollover Contributions Account.

b.	[ ]	Specify lesser amount. Only if the amount of the Mandatory Distribution is at least: $ (specify $1,000 or less).

45.       SEVERANCE DISTRIBUTION TIMING (6.01). Subject to the timing limitations of Section 6.01(A)(1) in the case of a Mandatory Distribution, or in the case of any Distribution Requiring Consent under Section 6.01(A)(2), for which consent is received, the Plan Administrator will instruct the Trustee to distribute a Participant's Vested Account Balance as soon as is administratively practical following the time specified below (Choose one or more of (a) through (k) as applicable):

[Note: If a Participant dies after Severance from Employment but before receiving distribution of all of his/her Account, the elections under this Election 45 no longer apply. See Section 6.01(B) and Election 49.]

				(1)	(2)
				Mandatory Distribution	Distribution Requiring Consent

(a)	[X]	Immediate. Immediately following Severance from Employment.		[X]	[X]

(b)	[ ]	Next Valuation Date. After the next Valuation Date following Severance from Employment.		[ ]	[ ]

(c)	[ ]	Plan Year. In the Plan Year following Severance from Employment (e.g., next or fifth).		[ ]	[ ]

(d)	[ ]	Plan Year quarter. In the Plan Year quarter following Severance from Employment (e.g., next or fifth).		[ ]	[ ]

(e)	[ ]
Contribution Type Accounts.                                    as to the
Participant's                                    Account(s) and                                    as to
the Participant's                                    Account(s) (e.g., As soon as is practical
following Severance from Employment as to the Participant's Elective
Deferral Account and as soon as is practical in the next Plan Year following Severance from Employment as to the Participant's Nonelective and Matching Accounts).
				[ ]	[ ]

(f)	[ ]
Vesting controlled timing. If the Participant's total
Vested Account Balance exceeds $           ,
distribute                          (specify timing) and if
the Participant's total Vested Account Balance does not
exceed $           , distribute                          (specify timing).
				[ ]	[ ]

(g)	[ ]
Distribute at Normal Retirement Age. As to a Mandatory
Distribution, distribute not later than 60 days after the
beginning of the Plan Year following the Plan Year in
which the previously severed Participant attains the
earlier of Normal Retirement Age or age 65. [Note: An
election under column (2) only will have effect if the
Plan's NRA is less than age 62.]
				[ ]	[ ]

(h)	[X]
Acceleration. Notwithstanding any later specified distribution date in
Election 45, a Participant may elect an earlier distribution following Severance from Employment (Choose (1) and (2) as applicable):
				[X]	[X]

	(1)	[X]	Disability. If Severance from Employment is on account of Disability or if the Participant incurs a Disability following Severance from Employment.

	(2)	[ ]	Hardship. If the Participant incurs a hardship under Section 6.07 following Severance from Employment.

(i)	[ ]	Required distribution at Normal Retirement Age. A severed Participant may not elect to delay distribution beyond the later of age 62 or Normal Retirement Age.		N/A	[ ]

(j)	[ ]	No buy-back/vesting controlled timing. Distribute as soon as is practical following Severance from Employment if the Participant is fully Vested.

(k)	[ ]	Describe Severance from Employment distribution timing: _________________________________

[Note: The Employer under Election 45(k) may describe Severance from Employment distribution timing provisions from the elections available under Election 45 and/or a combination thereof as to any: (i) Participant group (e.g., Immediate distribution after Severance of Employment applies to Division A Employees OR to Employees hired on/before "x" date. Distribution after the next Valuation Date following Severance from Employment applies to Division B Employees OR to Employees hired after "x" date.); (ii) Contribution Type (e.g., As to Division A Employees, immediate distribution after Severance of Employment applies as to Elective Deferral Accounts and distribution after the next Valuation Date following Severance from Employment applies to Nonelective Contribution Accounts); and/or (iii) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be distributable in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer's election under Election 45(k) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; (iii) comply with Code §401(a)(14) timing requirements; (iv) be nondiscriminatory and (v) preserve Protected Benefits as required.]

46.       IN-SERVICE DISTRIBUTIONS/EVENTS (6.01(C)). A Participant may elect an In-Service Distribution of the designated Contribution Type Accounts based on any of the following events in accordance with Section 6.01(C) (Choose one of (a) or (b)):46 p.

[Note: If the Employer elects any In-Service Distribution option, a Participant may elect to receive as many In-Service Distributions per Plan Year (with a minimum of one per Plan Year) as the Plan Administrator's In-Service Distribution form or policy may permit. If the form or policy is silent, the number of In-Service Distributions is not limited. Prevailing Wage Contributions are treated as Nonelective Contributions unless the Prevailing Wage Contract provides otherwise. See Section 6.01(C)(4)(d) if the Employer elects to use Prevailing Wage Contributions to offset other contributions.]

(a)	[ ]
None. The Plan does not permit any In-Service Distributions except as to any of the following (if applicable): (i) RMDs under Section 6.02; (ii) Protected Benefits; and (iii) under Section 6.01(C)(4) as to Employee Contributions, Rollover Contributions, DECs, Transfers, and Designated IRA Contributions.

(b)	[X]	Permitted. In-Service Distributions are permitted as follows from the designated Contribution Type Accounts (Choose one or more of (1) through (9)):

[Note: Unless the Employer elects otherwise in Election 46(b)(9), Elective Deferrals under Election 46(b) includes Pre-Tax and Roth Deferrals and Matching Contributions includes Additional Matching Contributions, irrespective of the Plan's ACP testing status. Prevailing Wage Contributions are treated as Nonelective Contributions unless the Prevailing Wage Contract provides otherwise. See Section 6.01(C)(4)(d) if the Employer elects to use Prevailing Wage Contributions to offset other contributions.]

			(1)		(2)	(3)	(4)	(5)	(6)	(7)
			All Contributions		Elective Deferrals	Safe Harbor Contributions	QNECs	QMACs	Matching Contrib.	Nonelective/ SIMPLE

(1)	[ ]	None. Except for Election 46(a) exceptions.	N/A (See Election 46(a))		[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

(2)	[ ]	Age 59 1/2 (must be at least 59 1/2).	[ ]	OR	[X]	[X]	[ ]	[ ]	[X]	[X]

(3)	[X]	Age (may be less than 59 1/2).	N/A		N/A	N/A	N/A	N/A	[ ]	[ ]

(4)	[ ]	Hardship (safe harbor). See Section 6.07(A).	N/A		[X]	N/A	N/A	N/A	[ ]	[ ]

(5)	[ ]	Hardship (non- safe harbor). See Section 6.07(B).	N/A		[ ]	N/A	N/A	N/A	[ ]	[ ]

(6)	[ ]	Disability.	[ ]	OR	[X]	[X]	[ ]	[ ]	[X]	[X]

(7)	[ ]	year contributions. (specify minimum of two years) See Section 6.01(C)(4)(a)(i).	N/A		N/A	N/A	N/A	N/A	[ ]	[ ]

(8)	[ ]	months of participation. (specify minimum of 60 months) See Section 6.01(C)(4)(a)(ii).	N/A		N/A	N/A	N/A	N/A	[ ]	[ ]

(9)	[ ]	Describe: _________________________________________

[Note: The Employer under Election 46(b)(9) may describe In-Service Distribution provisions from the elections available under Election 46 and/or a combination thereof as to any: (i) Participant group (e.g., Division A Employee Accounts are distributable at age 59 1/2 OR Accounts of Employees hired on/before "x" date are distributable at age 59 1/2). No In-Service Distributions apply to Division B Employees OR to Employees hired after "x" date.); (ii) Contribution Type (e.g., Discretionary Nonelective Contribution Accounts are distributable on Disability. Fixed Nonelective Contribution Accounts are distributable on Disability or Hardship (non-safe harbor)); and/or (iii) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be distributable in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer's election under Election 46(b)(9) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; (iii) preserve Protected Benefits as required; (iv) be nondiscriminatory; and (v) not permit an "early" distribution of any Restricted 401(k) Accounts or Restricted Pension Accounts. See Section 6.01(C)(4).]

In-Service Distribution of other Accounts. See Section 6.01(C)(4) as to In-Service Distribution of Employee Contributions, Rollover Contributions, DECs, Transfers, and Designated IRA Contributions.

47.       IN-SERVICE DISTRIBUTIONS/ADDITIONAL CONDITIONS (6.01(C)). The following additional conditions apply to In-Service Distributions under Election 46(b) (Choose one of (a) or (b)):

[Note: The Employer should complete Election 47 if the Employer elects any In-Service Distributions under Election 46(b).]

(a)	[X]	Additional conditions. (Complete (1). Choose (2) and (3) as applicable):

(1)	Vesting. A Participant may receive an In-Service Distribution under Election 46(b) based on vesting in the distributing Account as follows (Choose one of a., b., or c.):

a.	[X]	100% vesting required. A Participant may not receive any In-Service Distribution unless the Participant is 100% Vested in the distributing Account.

b.	[ ]
100% vesting required except hardship. A Participant may not receive any In-Service Distribution unless the Participant is 100% Vested in the distributing Account, unless the distribution is based on hardship.

c.	[ ]
Not required. A Participant may receive an In-Service Distribution even from a partially-Vested Account, but the amount distributed may not exceed the Vested amount in the distributing partially-Vested Account.

(2)	[ ]	Minimum amount. A Participant may not receive an In-Service Distribution in an amount which is less than: $ (specify amount not exceeding $1,000).

(3)	[ ]	Describe other conditions: _________________________________________

[Note: An Employer's election under Election 47(a)(3) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; (iii) preserve Protected Benefits as required; (iv) be nondiscriminatory; and (v) not permit an "early" distribution of any Restricted 401(k) Accounts or Restricted Pension Accounts. See Section 6.01(C)(4).]

(b)	[ ]
No other conditions. A Participant may elect to receive an In-Service Distribution upon any Election 46(b) event without further condition, provided that the amount distributed may not exceed the Vested amount in the distributing Account.

48.       POST-SEVERANCE AND LIFETIME RMD DISTRIBUTION METHODS (6.03). A Participant whose Vested Account Balance exceeds $5,000 (or any lesser amount elected in Appendix B, Election 55(g)(7)): (i) who has incurred a Severance from Employment and will receive a distribution; or (ii) who remains employed but who must receive lifetime RMDs, may elect distribution under one of the following method(s) of distribution described in Section 6.03 and subject to any Section 6.03 limitations. (Choose one or more of (a) through (f) as applicable):48 p.

[Note: If a Participant dies after Severance from Employment but before receiving distribution of all of his/her Account, the elections under this Election 48 no longer apply. See Section 6.01(B) and Election 49.]

(a)	[X]	Lump-Sum. See Section 6.03(A)(3).

(b)	[ ]
Installments only if Participant subject to lifetime RMDs. A Participant who is required to receive lifetime RMDs may receive installments payable in monthly, quarterly or annual installments equal to or exceeding the annual RMD amount. See Sections 6.02(A) and 6.03(A)(4)(a).

(c)	[X]	Installments. See Section 6.03(A)(4).

(d)	[ ]	Alternative Annuity: _________________________________________ See Section 6.03(A)(5).

[Note: Under a Plan which is subject to the joint and survivor annuity distribution requirements of Section 6.04 (Election 50(b)), the Employer may elect under 48(d) to offer one or more additional annuities (Alternative Annuity) to the Plan's QJSA or QPSA. If the Employer elects under Election 50(a) to exempt Exempt Participants from the joint and survivor annuity requirements, the Employer should not elect to provide an Alternative Annuity under 48(d).]

(e)	[ ]	Ad-Hoc distributions. See Section 6.03(A)(6).

[Note: If an Employer elects to permit Ad-Hoc distributions: (i) the option must be available to all Participants; and (ii) the option is a Protected Benefit.]

(f)	[ ]	Describe distribution method(s): _________________________________________

[Note: The Employer under Election 48(f) may describe Severance from Employment distribution methods from the elections available under Election 48 and/or a combination thereof as to any: (i) Participant group (e.g., Division A Employee Accounts are distributable in a Lump-Sum OR Accounts of Employees hired after "x" date are distributable in a Lump-Sum. Division B Employee Accounts are distributable in a Lump-Sum or in Installments OR Accounts of Employees hired on/before "x" date are distributable in a Lump-Sum or in Installments.); (ii) Contribution Type (e.g., Discretionary Nonelective Contribution Accounts are distributable in a Lump-Sum. Fixed Nonelective Contribution Accounts are distributable in a Lump-Sum or in Installments); and/or (iii) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be distributable in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer's election under Election 48(f) must: (i) be objectively determinable; (ii) not be subject to Employer, Plan Administrator or Trustee discretion; (iii) be nondiscriminatory; and (iv) preserve Protected Benefits as required.]

49.       BENEFICIARY DISTRIBUTION ELECTIONS (6.01(B)/6.02(B)/6.03). Subject to the Participant's elections under Section 6.01(B)(1) as to the timing and method of distribution of the Participant's Account to the Participant's Beneficiary (which Participant elections must be consistent with the Plan and this Election 49), in the case of a Participant's death, the Beneficiary will receive distribution of the Participant's Account (or of the Beneficiary's share thereof) as follows (Complete (a), (b), and (c)):

[Note: For purposes of this Election 49, unless otherwise noted, a "Beneficiary" includes, but is not limited to a "Designated Beneficiary" under Section 6.02(E)(1).]

				(1)	(2)
				Spouse Beneficiary	Other Beneficiary
(a)	Timing. The Plan will distribute to the Beneficiary as soon as is practical at (or not later than) the following time or date (Choose one of (1) through (4). Choose (5) if applicable):

	(1)	[ ]	Immediate. Immediately following the Participant's death.	[ ]	[ ]

	(2)	[ ]	Next Calendar Year. In the calendar year which next follows the calendar year of the Participant's death, but not later than December 31 of such following calendar year.	[ ]	[ ]

	(3)	[X]
As Beneficiary elects. At such time as the Beneficiary
may elect, provided that distribution pursuant to such
election (or in the absence of any Beneficiary election)
must commence no later than the Section 6.02 required date.
				[X]	[X]

	(4)	[ ]	Describe: ___________________________	[ ]	[ ]

[Note: The Employer under Election 49(a)(4) may describe an alternative distribution timing or afford the Beneficiary an election which is narrower than that permitted under election 49(a)(3). However, any election under Election 49(a)(4) must require distribution to commence no later than the Section 6.02 required date.]

	(5)	[X]
Death before DCD; spousal election to delay. If the
Participant dies before his/her Distribution Commencement
Date and the Participant's sole Designated Beneficiary is
his/her spouse, the spouse may elect to delay distribution
until the end of the calendar year in which the Participant
would have attained age 70 1/2, if that date is later than the date upon which distribution would be required to commence
to a non-spouse Beneficiary.
				[X]	N/A

(b)
Method. The Plan will distribute to the Beneficiary under the following distribution method(s). If more than one method is elected, the Beneficiary may choose the method of distribution.
(Choose one or more of (1) through (4) but do not elect (4) only):

	(1)	[X]	Lump-Sum. See Section 6.03(A)(3).	[X]	[X]

	(2)	[X]	Installments sufficient to satisfy RMD. See Section 6.03(A)(4)(a). An Installment in each Distribution Calendar Year must at least equal the RMD amount.	[X]	[X]

	(3)	[ ]	Ad-Hoc sufficient to satisfy RMD. See Section 6.03(A)(6). The Beneficiary must elect an Ad-Hoc distribution for each Distribution Calendar Year at least equal to the RMD amount.	[ ]	[ ]

[Note: If an Employer elects to permit Ad-Hoc distributions: (i) the option must be available to all Beneficiaries; and (ii) the option is a Protected Benefit.]

	(4)	[ ]	QPSA. See Section 6.04(B).	[ ]	N/A

[Note: If the Employer elects 50(b), the Employer should elect 49(b)(4). If the Employer elects 50(a), the Employer should not elect 49(b)(4). A surviving spouse may elect to waive the QPSA in favor of another method.]

(c)
Death before the DCD. If a Participant dies before the Distribution
Commencement Date, the distribution to the Beneficiary will be made in accordance with the following rule(s) (Choose one of (1), (2), or (3)):

	(1)	[X]
Beneficiary election. See Section 6.02(B)(1)(e). This election applies only if the Beneficiary is a Designated Beneficiary
under Treas. Reg. §1.401(a)(9)-4. If not, the 5-year rule applies.
In the absence of the Designated Beneficiary's election, the
Life Expectancy rule applies. The Employer in Appendix B
may elect to change the default (no Designated Beneficiary
election) to the 5-year rule.
				[X]	[X]

	(2)	[ ]	Life Expectancy rule. See Section 6.02(B)(1)(d). This election applies only if the Beneficiary is a Designated Beneficiary under Treas. Reg. §1.401(a)(9)-4. If not, the 5-year rule applies.	[ ]	[ ]

	(3)	[ ]	5-year rule. See Section 6.02(B)(1)(c). This election applies regardless of whether the Beneficiary is a Designated Beneficiary under Treas. Reg. §1.401(a)(9)-4.	[ ]	[ ]

50.       JOINT AND SURVIVOR ANNUITY REQUIREMENTS (6.04). The joint and survivor annuity distribution requirements of Section 6.04 (Choose one of (a) or (b)):

(a)	[X]
Profit sharing exception. Do not apply to an Exempt Participant, as described in Section 6.04(G)(1), but apply to any other Participants (or to a portion of their Account as described in Section 6.04(G)) (Complete (1)):

(1)	One-year marriage rule. Under Section 7.05(A)(3) relating to an Exempt Participant's Beneficiary designation under the profit sharing exception (Choose one of a. or b.):

a.	[ ]	Applies. The one-year marriage rule applies.

b.	[X]	Does not apply. The one-year marriage rule does not apply.

(b)	[ ]	Joint and survivor annuity applicable. Section 6.04 applies to all Participants (Complete (1)):

(1)	One-year marriage rule. Under Section 6.04(B) relating to the QPSA (Choose one of a. or b.):

a.	[ ]	Applies. The one-year marriage rule applies.

b.	[ ]	Does not apply. The one-year marriage rule does not apply.

ARTICLE VII
ADMINISTRATIVE PROVISIONS

51.       ALLOCATION OF EARNINGS (7.04(B)). For each Contribution Type provided under the Plan, the Plan allocates Earnings using the following method (Choose one or more of (a) through (f) as applicable):

[Note: Elective Deferrals/Employee Contributions also includes Rollover Contributions, Transfers, DECs and Designated IRA Contributions, Matching Contributions includes all Matching Contributions and Nonelective Contributions includes all Nonelective Contributions unless described otherwise in Election 51(f).]

			(1)		(2)	(3)	(4)
			All Contributions		Elective Deferrals/ Employee Contributions	Matching Contributions	Nonelective Contributions

(a)	[X]	Daily. See Section 7.04(B)(4)(a).	[X]	OR	[ ]	[ ]	[ ]

(b)	[ ]	Balance forward. See Section 7.04(B)(4)(b).	[ ]	OR	[ ]	[ ]	[ ]

(c)	[ ]
Balance forward with adjustment.
See Section 7.04(B)(4)(c). Allocate
pursuant to the balance forward method,
except treat as part of the relevant
Account at the beginning of the Valuation
Period            % of the contributions
made during the following Valuation
Period: _______________.
			[ ]	OR	[ ]	[ ]	[ ]

(d)	[ ]	Weighted average. See Section 7.04(B)(4)(d). If not a monthly weighting period, the weighting period is: _______________.	[ ]	OR	[ ]	[ ]	[ ]

(e)	[ ]	Participant-Directed Account. See Section 7.04(B)(4)(e).	[ ]	OR	[ ]	[ ]	[ ]

(f)	[ ]	Describe Earnings allocation method: _____________________________

[Note: The Employer under Election 51(f) may describe Earnings allocation methods from the elections available under Election 51 and/or a combination thereof as to any: (i) Participant group (e.g., Daily applies to Division A Employees OR to Employees hired after "x" date. Balance forward applies to Division B Employees OR to Employees hired on/before "x" date.); (ii) Contribution Type (e.g., Daily applies as to Discretionary Nonelective Contribution Accounts. Participant-Directed Account applies to Fixed Nonelective Contribution Accounts); (iii) investment type, investment vendor or Account type (e.g., Balance forward applies to investments placed with vendor A and Participant-Directed Account applies to investments placed with vendor B OR Daily applies to Participant-Directed Accounts and balance forward applies to pooled Accounts); and/or (iv) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be subject to Earnings allocation in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer's election under Election 51(f) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; and (iii) be nondiscriminatory.]

ARTICLE VIII
TRUSTEE AND CUSTODIAN, POWERS AND DUTIES

52.       VALUATION OF TRUST (8.02(C)(4)). In addition to the last day of the Plan Year, the Trustee (or Named Fiduciary as applicable) must value the Trust Fund on the following Valuation Date(s) (Choose one or more of (a) through (d) as applicable):

[Note: Elective Deferrals/Employee Contributions also include Rollover Contributions, Transfers, DECs and Designated IRA Contributions, Matching Contributions includes all Matching Contributions and Nonelective Contributions includes all Nonelective Contributions unless described otherwise in Election 52(d).]

			(1)		(2)	(3)	(4)
			All Contributions		Elective Deferrals/ Employee Contributions	Matching Contributions	Nonelective Contributions

(a)	[ ]	No additional Valuation Dates.	[ ]	OR	[ ]	[ ]	[ ]

(b)	[X]	Daily Valuation Dates. Each business day of the Plan Year on which Plan assets for which there is an established market are valued and the Trustee is conducting business.	[X]	OR	[ ]	[ ]	[ ]

(c)	[ ]	Last day of a specified period. The last day of each of the Plan Year.	[ ]	OR	[ ]	[ ]	[ ]

(d)	[ ]	Specified Valuation Dates: _____________________________

[Note: The Employer under Election 52(d) may describe Valuation Dates from the elections available under Election 52 and/or a combination thereof as to any: (i) Participant group (e.g., No additional Valuation Dates apply to Division A Employees OR to Employees hired after "x" date. Daily Valuation Dates apply to Division B Employees OR to Employees hired on/before "x" date.); (ii) Contribution Type (e.g., No additional Valuation Dates apply as to Discretionary Nonelective Contribution Accounts. The last day of each Plan Year quarter applies to Fixed Nonelective Contribution Accounts); (iii) investment type, investment vendor or Account type (e.g., No additional Valuation Dates apply to investments placed with vendor A and Daily Valuation Dates apply to investments placed with vendor B OR Daily Valuation Dates apply to Participant-Directed Accounts and no additional Valuation Dates apply to pooled Accounts); and/or (iv) merged plan account now held in the Plan (e.g., The accounts from the X plan merged into this Plan continue to be subject to Trust valuation in accordance with the X plan terms [supply terms] and not in accordance with the terms of this Plan). An Employer's election under Election 52(d) must: (i) be objectively determinable; (ii) not be subject to Employer discretion; and (iii) be nondiscriminatory.]

ARTICLE XII
MULTIPLE EMPLOYER PLAN

53.      MULTIPLE EMPLOYER PLAN (12.01/12.02/12.03). The Employer makes the following elections regarding the Plan's Multiple Employer Plan status and the application of Article XII (Choose one of (a) or (b)):

(a)	[X]	Not applicable. The Plan is not a Multiple Employer Plan and Article XII does not apply.

(b)	[ ]	Applies. The Plan is a Multiple Employer Plan and the Article XII Effective Date is: _________________________ . The Employer makes the following additional elections (Complete (1) and (2)):

(1)	Lead Employer/PEO status. See Section 12.02(D). The Lead Employer (Choose one of a. or b.):

a.	[ ]	PEO. Is a PEO. (Complete (i)):

(i)	PEO/Top-Heavy determination. See Section 12.11(E). For Plan Years prior to the Transition Year, Employer Contributions for the Worksite Employees are treated as (Choose one of A. or B.):

A.       [   ]       Contributions by the PEO.

B.       [   ]       Contributions by the CO.

b.	[ ]	Not a PEO. Is not a PEO.

(2)	Participating Employer modifications. See Section 12.03. A Participating Employer in the Participation Agreement (Choose one of a. or b.):

a.	[ ]	May not modify. May not modify any Adoption Agreement elections.

b.	[ ]
May modify. May modify Adoption Agreement elections applicable to such Participating Employer (including electing to not apply Adoption Agreement elections) as follows (Choose one of (i) or (ii). Choose (iii) as applicable):

(i)	[ ]	All. May modify all elections.

(ii)	[ ]	Specified elections. May modify the following elections: _________________ (specify by election number).

(iii)	[ ]	Restrictions. May modify subject to the following additional restrictions: _________________ (specify restrictions).

[Note: The Participation Agreement must be consistent with this Election 53(b)(2). Any Participating Employer election in the Participation Agreement which is not permitted under this Election 53(b)(2) is of no force or effect.]

EXECUTION PAGE

The Employer, by executing this Adoption Agreement, hereby agrees to the provisions of this Plan and Trust.

Employer: Progress Rail Services Corporation

Date:

Signed:

[print name/title]

The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, hereby accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Volume Submitter Plan and Trust. If the Employer under Election 5(c) will use a separate Trust, the Trustee need not execute this Adoption Agreement.

Nondiscretionary Trustee(s): Reliance Trust Company

Date:

Signed:

[print name/title]

Nondiscretionary Trustee(s):

Date:

Signed:

[print name/title]

Custodian(s) (Optional):

Date:

Signed:

[print name/title]

Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The Employer only may use this Adoption Agreement only in conjunction with the basic plan document referenced by its document number on Adoption Agreement page one.

Execution for Page Substitution Amendment Only. If this paragraph is completed, this Execution Page documents an amendment to Adoption Agreement Election(s)             effective                         , by substitute Adoption Agreement page number(s)            . The Employer should retain all Adoption Agreement Execution Pages and amended pages. [Note: The Effective Date may be retroactive or may be prospective as permitted under Applicable Law.]

Volume Submitter Plan Sponsor. The Volume Submitter Plan Sponsor identified on the first page of the basic plan document will notify all adopting Employers of any amendment to this Volume Submitter Plan or of any abandonment or discontinuance by the Volume Submitter Plan Sponsor of its maintenance of this Volume Submitter Plan. For inquiries regarding the adoption of the Volume Submitter Plan, the Volume Submitter Plan Sponsor's intended meaning of any Plan provisions or the effect of the Advisory Letter issued to the Volume Submitter Plan Sponsor, please contact the Volume Submitter Plan Sponsor at the following address and telephone number:   8515 E. Orchard Road, Greenwood Village, CO 80111, 877-694-4015  .

Reliance on Sponsor Advisory Letter. The Volume Submitter Plan Sponsor has obtained from the IRS an Advisory Letter specifying the form of this Adoption Agreement and the basic plan document satisfy, as of the date of the Advisory Letter, Code §401. An adopting Employer may rely on the Volume Submitter Sponsor's IRS Advisory Letter only to the extent provided in Rev. Proc. 2005-16. The Employer may not rely on the Advisory Letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the Advisory Letter and in Rev. Proc. 2005-16, Sections 19.02 and 19.03. In order to have reliance in such circumstances or with respect to such qualification requirements, the Employer must apply for a determination letter to Employee Plans Determinations of the IRS.

PARTICIPATION AGREEMENT (1.23(D))

[Note: Each Participating Employer must execute a separate Participation Agreement, the terms of which control as to that Participating Employer. If the Plan is a Multiple Employer Plan under Article XII, a Participating Employer may be a Related Employer or an Employer which is not a Related Employer. Under a Multiple Employer Plan, if the Lead Employer will contribute to the Plan for its own Employees, the Lead Employer should execute a Participation Agreement. However, the Lead Employer should not complete the "Effective Date(s)" or "Different elections or special Effective Dates" sections since the Lead Employer's elections in the Adoption Agreement are controlling as to the Lead Employer. See Section 12.02(B).]

Agreement as to Signatory/Lead Employer control. The undersigned Related Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in the foregoing Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the Elections as made by the Signatory/Lead Employer except as otherwise indicated below. The Participating Employer also hereby consents to the Signatory/Lead Employer's sole authority (without further signature or other action by the Participating Employer) to amend, to restate or to terminate the Plan, to terminate the Participating Employer's participation in the Plan, and to take certain other actions, in accordance with Sections 1.23(A) and 12.12 as applicable).

Effective Date(s). (Choose one):

[ ]	New Plan. The Participating Employer's adoption of this Plan is as a new Plan, effective on:	.

[X]
Restated Plan. The Participating Employer's adoption of this Plan is as a restated Plan. The restated Effective Date as to the Participating Employer is: September 1, 2002.  The Plan as to the Participating Employer was originally effective on: the date reflected in the original documentation adopted at the time this employer became a Participating Employer in this Plan.

[Note: If the Participating Employer is adopting this Plan as an EGTRRA restated Plan, the restated Effective Date should be the beginning of the 2002 Plan Year or the Participating Employer's original Effective Date, whichever is later. Where the Participating Employer is restating its Plan, the Participating Employer should execute this Participation Agreement even if the prior version of the Plan accorded to the Signatory/Lead Employer the authority to make Plan amendments on behalf of Participating Employers without Participating Employer signature or approval.]

Different elections or special Effective Dates. (Choose one):

[X]	None. There are no different elections or special Effective Dates which apply to the Participating Employer.

[Note: The Employer should elect "none" above only if the Adoption Agreement elections and Effective Dates (other than above in this Participation Agreement) are the same for the Participating Employer and the Signatory/Lead Employer. If different elections or Effective Dates apply, the Employer should elect "applies" below. Any elections below must be consistent with those allowed under Election 53(b)(2).]

[ ]
Applies. As to the Participating Employer, the following elections apply (or do not apply) which are different (or have different Effective Dates) than the elections applicable to the Signatory/Lead Employer:

Election number	Applies	Does not apply	Completion of election blanks-as necessary	Effective Date
	[ ]	[ ]
	[ ]	[ ]

Participating Employer:  Chemetron Railway Products, Inc.

Date:

Signed:

[print name/title]

Participating Employer's EIN: 25-1370722

Acceptance by Signatory/Lead Employer and Trustee/Custodian.

Signatory/Lead Employer:  Progress Rail Services Corporation

Date:

Signed:

[print name/title]

Trustee(s)/Custodian(s):  Reliance Trust Company

Date:

Signed:

[print name/title]

PARTICIPATION AGREEMENT (1.23(D))

[Note: Each Participating Employer must execute a separate Participation Agreement, the terms of which control as to that Participating Employer. If the Plan is a Multiple Employer Plan under Article XII, a Participating Employer may be a Related Employer or an Employer which is not a Related Employer. Under a Multiple Employer Plan, if the Lead Employer will contribute to the Plan for its own Employees, the Lead Employer should execute a Participation Agreement. However, the Lead Employer should not complete the "Effective Date(s)" or "Different elections or special Effective Dates" sections since the Lead Employer's elections in the Adoption Agreement are controlling as to the Lead Employer. See Section 12.02(B).]

Agreement as to Signatory/Lead Employer control. The undersigned Related Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in the foregoing Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the Elections as made by the Signatory/Lead Employer except as otherwise indicated below. The Participating Employer also hereby consents to the Signatory/Lead Employer's sole authority (without further signature or other action by the Participating Employer) to amend, to restate or to terminate the Plan, to terminate the Participating Employer's participation in the Plan, and to take certain other actions, in accordance with Sections 1.23(A) and 12.12 as applicable).

Effective Date(s). (Choose one):

[ ]	New Plan. The Participating Employer's adoption of this Plan is as a new Plan, effective on:	.

[X]
Restated Plan. The Participating Employer's adoption of this Plan is as a restated Plan. The restated Effective Date as to the Participating Employer is: September 1, 2002.  The Plan as to the Participating Employer was originally effective on: the date reflected in the original documentation adopted at the time this employer became a Participating Employer in this Plan.

[Note: If the Participating Employer is adopting this Plan as an EGTRRA restated Plan, the restated Effective Date should be the beginning of the 2002 Plan Year or the Participating Employer's original Effective Date, whichever is later. Where the Participating Employer is restating its Plan, the Participating Employer should execute this Participation Agreement even if the prior version of the Plan accorded to the Signatory/Lead Employer the authority to make Plan amendments on behalf of Participating Employers without Participating Employer signature or approval.]

Different elections or special Effective Dates. (Choose one):

[X]	None. There are no different elections or special Effective Dates which apply to the Participating Employer.

[Note: The Employer should elect "none" above only if the Adoption Agreement elections and Effective Dates (other than above in this Participation Agreement) are the same for the Participating Employer and the Signatory/Lead Employer. If different elections or Effective Dates apply, the Employer should elect "applies" below. Any elections below must be consistent with those allowed under Election 53(b)(2).]

[ ]
Applies. As to the Participating Employer, the following elections apply (or do not apply) which are different (or have different Effective Dates) than the elections applicable to the Signatory/Lead Employer:

Election number	Applies	Does not apply	Completion of election blanks-as necessary	Effective Date
	[ ]	[ ]
	[ ]	[ ]

Participating Employer:  FM Industries, Inc.

Date:

Signed:

[print name/title]

Participating Employer's EIN: 76-0272338

Acceptance by Signatory/Lead Employer and Trustee/Custodian.

Signatory/Lead Employer:  Progress Rail Services Corporation

Date:

Signed:

[print name/title]

Trustee(s)/Custodian(s):  Reliance Trust Company

Date:

Signed:

[print name/title]

  PARTICIPATION AGREEMENT (1.23(D))

[Note: Each Participating Employer must execute a separate Participation Agreement, the terms of which control as to that Participating Employer. If the Plan is a Multiple Employer Plan under Article XII, a Participating Employer may be a Related Employer or an Employer which is not a Related Employer. Under a Multiple Employer Plan, if the Lead Employer will contribute to the Plan for its own Employees, the Lead Employer should execute a Participation Agreement. However, the Lead Employer should not complete the "Effective Date(s)" or "Different elections or special Effective Dates" sections since the Lead Employer's elections in the Adoption Agreement are controlling as to the Lead Employer. See Section 12.02(B).]

Agreement as to Signatory/Lead Employer control. The undersigned Related Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in the foregoing Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the Elections as made by the Signatory/Lead Employer except as otherwise indicated below. The Participating Employer also hereby consents to the Signatory/Lead Employer's sole authority (without further signature or other action by the Participating Employer) to amend, to restate or to terminate the Plan, to terminate the Participating Employer's participation in the Plan, and to take certain other actions, in accordance with Sections 1.23(A) and 12.12 as applicable).

Effective Date(s). (Choose one):

[ ]	New Plan. The Participating Employer's adoption of this Plan is as a new Plan, effective on:	.

[X]
Restated Plan. The Participating Employer's adoption of this Plan is as a restated Plan. The restated Effective Date as to the Participating Employer is: September 1, 2002.  The Plan as to the Participating Employer was originally effective on: the date reflected in the original documentation adopted at the time this employer became a Participating Employer in this Plan.

[Note: If the Participating Employer is adopting this Plan as an EGTRRA restated Plan, the restated Effective Date should be the beginning of the 2002 Plan Year or the Participating Employer's original Effective Date, whichever is later. Where the Participating Employer is restating its Plan, the Participating Employer should execute this Participation Agreement even if the prior version of the Plan accorded to the Signatory/Lead Employer the authority to make Plan amendments on behalf of Participating Employers without Participating Employer signature or approval.]

Different elections or special Effective Dates. (Choose one):

[X]	None. There are no different elections or special Effective Dates which apply to the Participating Employer.

[Note: The Employer should elect "none" above only if the Adoption Agreement elections and Effective Dates (other than above in this Participation Agreement) are the same for the Participating Employer and the Signatory/Lead Employer. If different elections or Effective Dates apply, the Employer should elect "applies" below. Any election below must be consistent with those allowed under Election 53(b)(2).]

[ ]
Applies. As to the Participating Employer, the following elections apply (or do not apply) which are different (or have different Effective Dates) than the elections applicable to the Signatory/Lead Employer:

Election number	Applies	Does not apply	Completion of election blanks-as necessary	Effective Date
	[ ]	[ ]
	[ ]	[ ]

Participating Employer:  Kentuckiana Railcar Repair & Storage Facility, LLC

Date:

Signed:

[print name/title]

Participating Employer's EIN: 35-1955372

Acceptance by Signatory/Lead Employer and Trustee/Custodian.

Signatory/Lead Employer:  Progress Rail Services Corporation

Date:

Signed:

[print name/title]

Trustee(s)/Custodian(s):  Reliance Trust Company

Date:

Signed:

[print name/title]

  PARTICIPATION AGREEMENT (1.23(D))

[Note: Each Participating Employer must execute a separate Participation Agreement, the terms of which control as to that Participating Employer. If the Plan is a Multiple Employer Plan under Article XII, a Participating Employer may be a Related Employer or an Employer which is not a Related Employer. Under a Multiple Employer Plan, if the Lead Employer will contribute to the Plan for its own Employees, the Lead Employer should execute a Participation Agreement. However, the Lead Employer should not complete the "Effective Date(s)" or "Different elections or special Effective Dates" sections since the Lead Employer's elections in the Adoption Agreement are controlling as to the Lead Employer. See Section 12.02(B).]

Agreement as to Signatory/Lead Employer control. The undersigned Related Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in the foregoing Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the Elections as made by the Signatory/Lead Employer except as otherwise indicated below. The Participating Employer also hereby consents to the Signatory/Lead Employer's sole authority (without further signature or other action by the Participating Employer) to amend, to restate or to terminate the Plan, to terminate the Participating Employer's participation in the Plan, and to take certain other actions, in accordance with Sections 1.23(A) and 12.12 as applicable).

Effective Date(s). (Choose one):

[ ]	New Plan. The Participating Employer's adoption of this Plan is as a new Plan, effective on:	.

[X]
Restated Plan. The Participating Employer's adoption of this Plan is as a restated Plan. The restated Effective Date as to the Participating Employer is: September 1, 2002.  The Plan as to the Participating Employer was originally effective on:  the date reflected in the original documentation adopted at the time this employer became a Participating Employer in this Plan.

[Note: If the Participating Employer is adopting this Plan as an EGTRRA restated Plan, the restated Effective Date should be the beginning of the 2002 Plan Year or the Participating Employer's original Effective Date, whichever is later. Where the Participating Employer is restating its Plan, the Participating Employer should execute this Participation Agreement even if the prior version of the Plan accorded to the Signatory/Lead Employer the authority to make Plan amendments on behalf of Participating Employers without Participating Employer signature or approval.]

Different elections or special Effective Dates. (Choose one):

[X]	None. There are no different elections or special Effective Dates which apply to the Participating Employer.

[Note: The Employer should elect "none" above only if the Adoption Agreement elections and Effective Dates (other than above in this Participation Agreement) are the same for the Participating Employer and the Signatory/Lead Employer. If different elections or Effective Dates apply, the Employer should elect "applies" below. Any elections below must be consistent with those allowed under Election 53(b)(2).]

[ ]
Applies. As to the Participating Employer, the following elections apply (or do not apply) which are different (or have different Effective Dates) than the elections applicable to the Signatory/Lead Employer:

Election number	Applies	Does not apply	Completion of election blanks-as necessary	Effective Date
	[ ]	[ ]
	[ ]	[ ]

Participating Employer:  Progress Metal Reclamation Company

Date:

Signed:

[print name/title]

Participating Employer's EIN: 61-1306597

Acceptance by Signatory/Lead Employer and Trustee/Custodian.

Signatory/Lead Employer:  Progress Rail Services Corporation

Date:

Signed:

[print name/title]

Trustee(s)/Custodian(s):  Reliance Trust Company

Date:

Signed:

[print name/title]

  PARTICIPATION AGREEMENT (1.23(D))

[Note: Each Participating Employer must execute a separate Participation Agreement, the terms of which control as to that Participating Employer. If the Plan is a Multiple Employer Plan under Article XII, a Participating Employer may be a Related Employer or an Employer which is not a Related Employer. Under a Multiple Employer Plan, if the Lead Employer will contribute to the Plan for its own Employees, the Lead Employer should execute a Participation Agreement. However, the Lead Employer should not complete the "Effective Date(s)" or "Different elections or special Effective Dates" sections since the Lead Employer's elections in the Adoption Agreement are controlling as to the Lead Employer. See Section 12.02(B).]

Agreement as to Signatory/Lead Employer control. The undersigned Related Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in the foregoing Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the Elections as made by the Signatory/Lead Employer except as otherwise indicated below. The Participating Employer also hereby consents to the Signatory/Lead Employer's sole authority (without further signature or other action by the Participating Employer) to amend, to restate or to terminate the Plan, to terminate the Participating Employer's participation in the Plan, and to take certain other actions, in accordance with Sections 1.23(A) and 12.12 as applicable).

Effective Date(s). (Choose one):

[ ]	New Plan. The Participating Employer's adoption of this Plan is as a new Plan, effective on:	.

[X]
Restated Plan. The Participating Employer's adoption of this Plan is as a restated Plan. The restated Effective Date as to the Participating Employer is:  September 1, 2002.  The Plan as to the Participating Employer was originally effective on:  the date reflected in the original documentation adopted at the time this employer became a Participating Employer in this Plan.

[Note: If the Participating Employer is adopting this Plan as an EGTRRA restated Plan, the restated Effective Date should be the beginning of the 2002 Plan Year or the Participating Employer's original Effective Date, whichever is later. Where the Participating Employer is restating its Plan, the Participating Employer should execute this Participation Agreement even if the prior version of the Plan accorded to the Signatory/Lead Employer the authority to make Plan amendments on behalf of Participating Employers without Participating Employer signature or approval.]

Different elections or special Effective Dates. (Choose one):

[X]	None. There are no different elections or special Effective Dates which apply to the Participating Employer.

[Note: The Employer should elect "none" above only if the Adoption Agreement elections and Effective Dates (other than above in this Participation Agreement) are the same for the Participating Employer and the Signatory/Lead Employer. If different elections or Effective Dates apply, the Employer should elect "applies" below. Any elections below must be consistent with those allowed under Election 53(b)(2).]

[ ]
Applies. As to the Participating Employer, the following elections apply (or do not apply) which are different (or have different Effective Dates) than the elections applicable to the Signatory/Lead Employer:

Election number	Applies	Does not apply	Completion of election blanks-as necessary	Effective Date
	[ ]	[ ]
	[ ]	[ ]

Participating Employer:  Railcar, Ltd.

Date:

Signed:

[print name/title]

Participating Employer's EIN: 58-1817091

Acceptance by Signatory/Lead Employer and Trustee/Custodian.

Signatory/Lead Employer:  Progress Rail Services Corporation

Date:

Signed:

[print name/title]

Trustee(s)/Custodian(s):  Reliance Trust Company

Date:

Signed:

[print name/title]

PARTICIPATION AGREEMENT (1.23(D))

[Note: Each Participating Employer must execute a separate Participation Agreement, the terms of which control as to that Participating Employer. If the Plan is a Multiple Employer Plan under Article XII, a Participating Employer may be a Related Employer or an Employer which is not a Related Employer. Under a Multiple Employer Plan, if the Lead Employer will contribute to the Plan for its own Employees, the Lead Employer should execute a Participation Agreement. However, the Lead Employer should not complete the "Effective Date(s)" or "Different elections or special Effective Dates" sections since the Lead Employer's elections in the Adoption Agreement are controlling as to the Lead Employer. See Section 12.02(B).]

Agreement as to Signatory/Lead Employer control. The undersigned Related Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in the foregoing Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the Elections as made by the Signatory/Lead Employer except as otherwise indicated below. The Participating Employer also hereby consents to the Signatory/Lead Employer's sole authority (without further signature or other action by the Participating Employer) to amend, to restate or to terminate the Plan, to terminate the Participating Employer's participation in the Plan, and to take certain other actions, in accordance with Sections 1.23(A) and 12.12 as applicable).

Effective Date(s). (Choose one):

[ ]	New Plan. The Participating Employer's adoption of this Plan is as a new Plan, effective on:	.

[X]
Restated Plan. The Participating Employer's adoption of this Plan is as a restated Plan. The restated Effective Date as to the Participating Employer is: September 1, 2002.  The Plan as to the Participating Employer was originally effective on:  the date reflected in the original documentation adopted at the time this employer became a Participating Employer in this Plan.

[Note: If the Participating Employer is adopting this Plan as an EGTRRA restated Plan, the restated Effective Date should be the beginning of the 2002 Plan Year or the Participating Employer's original Effective Date, whichever is later. Where the Participating Employer is restating its Plan, the Participating Employer should execute this Participation Agreement even if the prior version of the Plan accorded to the Signatory/Lead Employer the authority to make Plan amendments on behalf of Participating Employers without Participating Employer signature or approval.]

Different elections or special Effective Dates. (Choose one):

[X]	None. There are no different elections or special Effective Dates which apply to the Participating Employer.

[Note: The Employer should elect "none" above only if the Adoption Agreement elections and Effective Dates (other than above in this Participation Agreement) are the same for the Participating Employer and the Signatory/Lead Employer. If different elections or Effective Dates apply, the Employer should elect "applies" below. Any elections below must be consistent with those allowed under Election 53(b)(2).]

[ ]
Applies. As to the Participating Employer, the following elections apply (or do not apply) which are different (or have different Effective Dates) than the elections applicable to the Signatory/Lead Employer:

Election number	Applies	Does not apply	Completion of election blanks-as necessary	Effective Date
	[ ]	[ ]
	[ ]	[ ]

Participating Employer:  S & L Railroad, LLC

Date:

Signed:

[print name/title]

Participating Employer's EIN: 04-3690772

Acceptance by Signatory/Lead Employer and Trustee/Custodian.

Signatory/Lead Employer:  Progress Rail Services Corporation

Date:

Signed:

[print name/title]

Trustee(s)/Custodian(s):  Reliance Trust Company

Date:

Signed:

[print name/title]

PARTICIPATION AGREEMENT (1.23(D))

[Note: Each Participating Employer must execute a separate Participation Agreement, the terms of which control as to that Participating Employer. If the Plan is a Multiple Employer Plan under Article XII, a Participating Employer may be a Related Employer or an Employer which is not a Related Employer. Under a Multiple Employer Plan, if the Lead Employer will contribute to the Plan for its own Employees, the Lead Employer should execute a Participation Agreement. However, the Lead Employer should not complete the "Effective Date(s)" or "Different elections or special Effective Dates" sections since the Lead Employer's elections in the Adoption Agreement are controlling as to the Lead Employer. See Section 12.02(B).]

Agreement as to Signatory/Lead Employer control. The undersigned Related Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in the foregoing Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the Elections as made by the Signatory/Lead Employer except as otherwise indicated below. The Participating Employer also hereby consents to the Signatory/Lead Employer's sole authority (without further signature or other action by the Participating Employer) to amend, to restate or to terminate the Plan, to terminate the Participating Employer's participation in the Plan, and to take certain other actions, in accordance with Sections 1.23(A) and 12.12 as applicable).

Effective Date(s). (Choose one):

[ ]	New Plan. The Participating Employer's adoption of this Plan is as a new Plan, effective on:	.

[X]
Restated Plan. The Participating Employer's adoption of this Plan is as a restated Plan. The restated Effective Date as to the Participating Employer is: September 1, 2002.  The Plan as to the Participating Employer was originally effective on: the date reflected in the original documentation adopted at the time this employer became a Participating Employer in this Plan.

[Note: If the Participating Employer is adopting this Plan as an EGTRRA restated Plan, the restated Effective Date should be the beginning of the 2002 Plan Year or the Participating Employer's original Effective Date, whichever is later. Where the Participating Employer is restating its Plan, the Participating Employer should execute this Participation Agreement even if the prior version of the Plan accorded to the Signatory/Lead Employer the authority to make Plan amendments on behalf of Participating Employers without Participating Employer signature or approval.]

Different elections or special Effective Dates. (Choose one):

[X]	None. There are no different elections or special Effective Dates which apply to the Participating Employer.

[Note: The Employer should elect "none" above only if the Adoption Agreement elections and Effective Dates (other than above in this Participation Agreement) are the same for the Participating Employer and the Signatory/Lead Employer. If different elections or Effective Dates apply, the Employer should elect "applies" below. Any elections below must be consistent with those allowed under Election 53(b)(2).]

[ ]
Applies. As to the Participating Employer, the following elections apply (or do not apply) which are different (or have different Effective Dates) than the elections applicable to the Signatory/Lead Employer:

Election number	Applies	Does not apply	Completion of election blanks-as necessary	Effective Date
	[ ]	[ ]
	[ ]	[ ]

Participating Employer:  United Industries Corporation

Date:

Signed:

[print name/title]

Participating Employer's EIN: 61-0675019

Acceptance by Signatory/Lead Employer and Trustee/Custodian.

Signatory/Lead Employer:  Progress Rail Services Corporation

Date:

Signed:

[print name/title]

Trustee(s)/Custodian(s):  Reliance Trust Company

Date:

Signed:

[print name/title]

PARTICIPATION AGREEMENT (1.23(D))

[Note: Each Participating Employer must execute a separate Participation Agreement, the terms of which control as to that Participating Employer. If the Plan is a Multiple Employer Plan under Article XII, a Participating Employer may be a Related Employer or an Employer which is not a Related Employer. Under a Multiple Employer Plan, if the Lead Employer will contribute to the Plan for its own Employees, the Lead Employer should execute a Participation Agreement. However, the Lead Employer should not complete the "Effective Date(s)" or "Different elections or special Effective Dates" sections since the Lead Employer's elections in the Adoption Agreement are controlling as to the Lead Employer. See Section 12.02(B).]

Agreement as to Signatory/Lead Employer control. The undersigned Related Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in the foregoing Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the Elections as made by the Signatory/Lead Employer except as otherwise indicated below. The Participating Employer also hereby consents to the Signatory/Lead Employer's sole authority (without further signature or other action by the Participating Employer) to amend, to restate or to terminate the Plan, to terminate the Participating Employer's participation in the Plan, and to take certain other actions, in accordance with Sections 1.23(A) and 12.12 as applicable).

Effective Date(s). (Choose one):

[ ]	New Plan. The Participating Employer's adoption of this Plan is as a new Plan, effective on:	.

[X]
Restated Plan. The Participating Employer's adoption of this Plan is as a restated Plan. The restated Effective Date as to the Participating Employer is: December 15, 2009.  The Plan as to the Participating Employer was originally effective on : December 15, 2009.

[Note: If the Participating Employer is adopting this Plan as an EGTRRA restated Plan, the restated Effective Date should be the beginning of the 2002 Plan Year or the Participating Employer's original Effective Date, whichever is later. Where the Participating Employer is restating its Plan, the Participating Employer should execute this Participation Agreement even if the prior version of the Plan accorded to the Signatory/Lead Employer the authority to make Plan amendments on behalf of Participating Employers without Participating Employer signature or approval.]

Different elections or special Effective Dates. (Choose one):

[X]	None. There are no different elections or special Effective Dates which apply to the Participating Employer.

[Note: The Employer should elect "none" above only if the Adoption Agreement elections and Effective Dates (other than above in this Participation Agreement) are the same for the Participating Employer and the Signatory/Lead Employer. If different elections or Effective Dates apply, the Employer should elect "applies" below. Any elections below must be consistent with those allowed under Election 53(b)(2).]

[ ]
Applies. As to the Participating Employer, the following elections apply (or do not apply) which are different (or have different Effective Dates) than the elections applicable to the Signatory/Lead Employer:

Election number	Applies	Does not apply	Completion of election blanks-as necessary	Effective Date
	[ ]	[ ]
	[ ]	[ ]

Participating Employer:  Progress Vanguard Corporation

Date:

Signed:

[print name/title]

Participating Employer's EIN: 58-2507469

Acceptance by Signatory/Lead Employer and Trustee/Custodian.

Signatory/Lead Employer:  Progress Rail Services Corporation

Date:

Signed:

[print name/title]

Trustee(s)/Custodian(s):  Reliance Trust Company

Date:

Signed:

[print name/title]

PARTICIPATION AGREEMENT (1.23(D))

[Note: Each Participating Employer must execute a separate Participation Agreement, the terms of which control as to that Participating Employer. If the Plan is a Multiple Employer Plan under Article XII, a Participating Employer may be a Related Employer or an Employer which is not a Related Employer. Under a Multiple Employer Plan, if the Lead Employer will contribute to the Plan for its own Employees, the Lead Employer should execute a Participation Agreement. However, the Lead Employer should not complete the "Effective Date(s)" or "Different elections or special Effective Dates" sections since the Lead Employer's elections in the Adoption Agreement are controlling as to the Lead Employer. See Section 12.02(B).]

Agreement as to Signatory/Lead Employer control. The undersigned Related Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in the foregoing Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the Elections as made by the Signatory/Lead Employer except as otherwise indicated below. The Participating Employer also hereby consents to the Signatory/Lead Employer's sole authority (without further signature or other action by the Participating Employer) to amend, to restate or to terminate the Plan, to terminate the Participating Employer's participation in the Plan, and to take certain other actions, in accordance with Sections 1.23(A) and 12.12 as applicable).

Effective Date(s). (Choose one):

[ ]	New Plan. The Participating Employer's adoption of this Plan is as a new Plan, effective on:	.

[X]
Restated Plan. The Participating Employer's adoption of this Plan is as a restated Plan. The restated Effective Date as to the Participating Employer is: December 15, 2009.  The Plan as to the Participating Employer was originally effective on: December 15, 2009.

[Note: If the Participating Employer is adopting this Plan as an EGTRRA restated Plan, the restated Effective Date should be the beginning of the 2002 Plan Year or the Participating Employer's original Effective Date, whichever is later. Where the Participating Employer is restating its Plan, the Participating Employer should execute this Participation Agreement even if the prior version of the Plan accorded to the Signatory/Lead Employer the authority to make Plan amendments on behalf of Participating Employers without Participating Employer signature or approval.]

Different elections or special Effective Dates. (Choose one):

[X]	None. There are no different elections or special Effective Dates which apply to the Participating Employer.

[Note: The Employer should elect "none" above only if the Adoption Agreement elections and Effective Dates (other than above in this Participation Agreement) are the same for the Participating Employer and the Signatory/Lead Employer. If different elections or Effective Dates apply, the Employer should elect "applies" below. Any elections below must be consistent with those allowed under Election 53 (b)(2).]

[ ]
Applies. As to the Participating Employer, the following elections apply (or do not apply) which are different (or have different Effective Dates) than the elections applicable to the Signatory/Lead Employer:

Election number	Applies	Does not apply	Completion of election blanks-as necessary	Effective Date
	[ ]	[ ]
	[ ]	[ ]

Participating Employer:  Progress Rail Raceland Corporation

Date:

Signed:

[print name/title]

Participating Employer's EIN: 20-4346007

Acceptance by Signatory/Lead Employer and Trustee/Custodian.

Signatory/Lead Employer:  Progress Rail Services Corporation

Date:

Signed:

[print name/title]

Trustee(s)/Custodian(s):  Reliance Trust Company

Date:

Signed:

[print name/title]

APPENDIX A
EGTRRA RESTATED PLANS - SPECIAL EFFECTIVE DATES
[Covering period from restated Effective Date in Election 4(b) until Employer executes EGTRRA restatement]

54.       SPECIAL EFFECTIVE DATES (1.19). The Employer elects or does not elect Appendix A special Effective Date(s) as follows. (Choose (a) or one or more of (b) through (r) as applicable):

[Note: If the Employer elects 54(a), do not complete the balance of this Election 54.]

(a)	[ ]	Not applicable. The Employer does not elect any Appendix A special Effective Dates.

[Note: The Employer should use this Appendix A where it is restating its Plan for EGTRRA with a retroactive Effective Date, but where one or more Adoption Agreement elections under the restated Plan became effective after the Plan's general restatement Effective Date under Election 4(b). For periods prior to the below-specified special Effective Date(s), the Plan terms in effect prior to its restatement under this Adoption Agreement control for purposes of the designated provisions. Any special Effective Date the Employer elects must comply with Applicable Law.]

(b)	[ ]	Contribution Types (1.12). The Contribution Types under Election(s) 6 are effective: .

[Note: The Plan may not permit Roth Deferrals before January 1, 2006.]

(c)	[ ]	Excluded Employees (1.21(D)). The Excluded Employee provisions under Election(s) 8 are effective: .

(d)	[ ]	Compensation (1.11). The Compensation definition under Election(s) (specify 9-11 as applicable) are effective: .

(e)	[ ]	Eligibility (2.01-2.03). The eligibility provisions under Election(s) (specify 14-19 as applicable) are effective: .

(f)	[ ]	Elective Deferrals (3.02(A)-(C)). The Elective Deferral provisions under Election(s) (specify 20-22 as applicable) are effective: .

(g)	[ ]	Catch-Up Deferrals (3.02(D)). The Catch-Up Deferral provisions under Election 23 are effective: .

(h)	[X]	Matching Contributions (3.03). The Matching Contribution provisions under Election(s) 30(d)(1) (specify 24-26 as applicable) are effective: January 1, 2008 .

(i)	[ ]	Nonelective Contributions (3.04). The Nonelective Contribution provisions under Election(s) (specify 27-29 as applicable) are effective: .

(j)	[ ]	401(k) safe harbor (3.05). The 401(k) safe harbor provisions under Election(s) 30 are effective: .

(k)	[ ]	Allocation conditions (3.06). The allocation conditions under Election(s) (specify 31-32 as applicable) are effective: .

(l)	[ ]	Forfeitures (3.07). The forfeiture allocation provisions under Election(s) (specify 33-34 as applicable) are effective: .

(m)	[ ]	Employee Contributions (3.09). The Employee Contribution provisions under Election(s) 35 are effective: .

(n)	[ ]	Testing elections (4.06(B)). The testing elections under Election(s) 37 under the "Effective as of execution (and retroactively if restatement)" column are effective: .

(o)	[ ]	Vesting (5.03). The vesting provisions under Election(s) (specify 38-43 as applicable) are effective: .

(p)	[ ]	Distributions (6.01 and 6.03). The distribution elections under Election(s) (specify 44-50 as applicable) are effective: .

(q)	[ ]	Earnings/Trust valuation (7.04(B)/8.02(C)(4)). The Earnings allocation and Trust valuation provisions under Election(s) (specify 51-52 as applicable) are effective: .

(r)	[X]
Special Effective Date(s) for other elections (specify elections and dates): Although the Plan's restated Effective Date is the first day of the Plan Year beginning in 2002, or, if later, the original Effective Date of the Plan, this Adoption Agreement reflects Plan elections that are in effect on the date the EGTRRA restatement of this Plan is adopted. As to elections which may have been in effect before the EGTRRA restatement of this Plan is adopted to the extent not indicated above, see the Plan as in effect prior to its restatement.

APPENDIX B
BASIC PLAN DOCUMENT OVERRIDE ELECTIONS

55.       BASIC PLAN OVERRIDES. The Employer elects or does not elect to override various basic plan provisions as follows (Choose (a) or choose one or more of (b) through (j) as applicable): 55 p.

[Note: If the Employer elects 55(a), do not complete the balance of this Election 55.]

(a)	[ ]	Not applicable. The Employer does not elect to override any basic plan provisions.

[Note: The Employer at the time of restating its Plan with this Adoption Agreement may make an election on Appendix A (Election 54(r)) to specify a special Effective Date for any override provision the Employer elects in this Election 55. If the Employer, after it has executed this Adoption Agreement, later amends its Plan to change any election on this Appendix B, the Employer should document the Effective Date of the Appendix B amendment on the Execution Page or otherwise in the amendment.]

(b)	[ ]	Definition (Article I) overrides. (Choose one or more of (1) through (9) as applicable):

(1)	[ ]
W-2 Compensation exclusion of paid/reimbursed moving expenses (1.11(B)(1)). W-2 Compensation excludes amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that, at the time of payment, it is reasonable to believe that the Employee may deduct these amounts under Code §217.

(2)	[ ]
Alternative (general) 415 Compensation (1.11(B)(4)). The Employer elects to apply the alternative (general) 415 definition of Compensation in lieu of simplified 415 Compensation. As to amounts received from an unfunded nonqualified deferred compensation plan which is includible in gross income in the taxable year of receipt (Choose one of a. or b.):

a.	[ ]	Include. Include the nonqualified deferred compensation.

b.	[ ]	Do not include. Do not include the nonqualified deferred compensation.

(3)	[ ]	Inclusion of Deemed 125 Compensation (1.11(C)). Compensation under Section 1.11 includes Deemed 125 Compensation.

(4)	[ ]
Inclusion of Post-Severance Compensation (1.11(I) and 4.05(C)(1)). The Plan includes Post-Severance Compensation within the meaning of Prop. Treas. Reg. §1.415(c)-2(e) as described in Sections 1.11(I) and 4.05(C)(1) as follows (Choose one or both of a. and b.):

a.	[ ]	Include for 415 testing. Include for 415 testing and for other testing which uses 415 Compensation. This provision applies effective as of (specify a date which is no earlier than January 1, 2005).

b.	[ ]	Include for allocations. Include for allocations as follows (specify affected Contribution Type(s) and any adjustments to Post-Severance Compensation used for allocation):	. This provision applies effective as of (specify a date which is no earlier than January 1, 2002).

(5)	[ ]	Inclusion of Deemed Disability Compensation (1.11(K)). Include Deemed Disability Compensation. (Choose one of a. or b.):

a.	[ ]	NHCEs only. Apply only to disabled NHCEs.

b.	[ ]	All Participants. Apply to all disabled Participants. The Employer will make Employer Contributions for such disabled Participants for:	(specify a fixed or determinable period).

(6)	[ ]	Leased Employees (1.21(B)). The Employer for purposes of the following Contribution Types, does not exclude Leased Employees:	(specify Contribution Types).

(7)	[ ]
Offset if contributions to leasing organization plan (1.21(B)(2)). The Employer will reduce allocations to this Plan for any Leased Employee to the extent that the leasing organization contributes to or provides benefits under a leasing organization plan to or for the Leased Employee and which are attributable to the Leased Employee's services for the Employer. The amount of the offset is as follows:           .

[Note: The election of an offset under this Election 55(b)(7) requires that the Employer aggregate its plan with the leasing organization's plan for coverage and nondiscrimination testing.]

(8)	[ ]	Reclassified Employees (1.21(D)(3)). The Employer for purposes of the following Contribution Types, does not exclude Reclassified Employees (or the following categories of Reclassified Employees):	(specify Contribution Types and/or categories of Reclassified Employees).

(9)	[ ]
Early application of final 401(k) regulations (1.28). The Employer (consistent with the Plan Administrator's operation of the Plan) elects to apply the final 401(k) regulations before the beginning of the 2006 Plan Year. The Employer elects to apply the regulations effective as of:
(specify Plan Year ending after December 29, 2004, e.g., Plan Year ending December 31, 2004 OR Plan Year beginning January 1, 2005).

(c)	[ ]	Rule of parity – participation (Article II) override (2.03(D)). For purposes of Plan participation, the Plan applies the "rule of parity" under Code §410(a)(5)(D).

(d)	[ ]	Contribution/allocation (Article III) overrides. (Choose one or more of (1) through (8) as applicable):

(1)	[ ]	Treatment of Automatic Deferrals as Roth Deferrals (3.02(B)(7)). The Employer elects to treat Automatic Deferrals as Roth Deferrals in lieu of treating Automatic Deferrals as Pre-Tax Deferrals.

(2)	[ ]
Classifications allocation formula (3.04(B)(3)). If a Participant shifts from one classification to another during a Plan Year, the Plan Administrator will apportion the Participant's allocation during that Plan Year in the following manner (Choose one of a., b. or c.):

a.	[ ]	Months in each classification. Pro rata based on the number of months a Participant is in each classification.

b.	[ ]	Days in a classification. Pro rata based on the number of days a Participant is in each classification.

c.	[ ]
One classification only. The Employer in a nondiscriminatory manner will direct the Plan Administrator to place the Participant in only one classification for the entire Plan Year during which the shift occurs.

(3)	[ ]
Application of Safe Harbor Contributions to other allocations (3.05(E)(11)). Any Safe Harbor Nonelective Contributions allocated to a Participant's account will not be applied toward (offset) any allocation to the Participant of a non-Safe Harbor Nonelective Contribution.

(4)	[ ]	Short Plan Year or allocation period (3.06(B)(1)(c)). The Plan Administrator (Choose one of a. or b.):

a.	[ ]	No pro-ration. Will not pro-rate Hours of Service in any short allocation period.

b.	[ ]	Pro-ration based on months. Will pro-rate any Hour of Service requirement based on the number of months in the short allocation period.

(5)	[ ]	Suspension (3.06(F)(3)). The Plan Administrator in applying Section 3.06(F) will (Choose one or more of a., b., and c. as applicable):

a.	[ ]	Re-order tiers. Apply the suspension tiers in Section 3.06(F)(2) in the following order:	(specify order).

b.	[ ]	Hours of Service tie-breaker. Apply the greatest Hours of Service as the tie-breaker within a suspension tier in lieu of applying the lowest Compensation.

c.	[ ]	Additional/other tiers. Apply the following additional or other tiers:	(specify suspension tiers and ordering).

(6)	[ ]
Limited waiver of allocation conditions for re-hired Participants (3.06(G)). The allocation conditions the Employer has elected in the Adoption Agreement do not apply to re-hired Participants in the Plan Year they resume participation, as described in Section 3.06(G).

(7)	[ ]	Associated Match forfeiture timing (3.07(A)(1)(c)). Forfeiture of associated matching contributions occurs in the Testing Year.

(8)	[ ]
Safe Harbor top-heavy exempt fail-safe (3.07(A)(4)). In lieu of ordering forfeitures as (a), (b), (c), and (d) under Section 3.07(A)(4), the Employer establishes the following forfeiture ordering rules (Specify the ordering rules, for example, (d), (a), (b), and (c)):                               .

(e)	[ ]	Testing (Article IV) overrides. (Choose one or both of (1) and (2) as applicable):

(1)	[ ]
Early application of Gap Period income to Excess Deferrals (4.11(C)(1)). The Plan Administrator will distribute Gap Period income allocated on Excess Deferrals as to Excess Deferrals occurring in the                                Taxable Year and in later Taxable Years (Specify a Taxable Year before 2008).

(2)	[ ]
Early application of Gap Period income to Excess Contributions/Aggregates (4.11(C)(2)). The Plan Administrator will distribute Gap Period income allocated on Excess Contributions and Excess Aggregate Contributions occurring in the                                Plan Year and in later Plan Years (Specify a Plan Year before the Final 401(k) Regulations Effective Date).

(f)	[ ]	Vesting (Article V) overrides. (Choose one or more of (1) through (6) as applicable):

(1)	[ ]
Application of top-heavy vesting to Matching (5.03(A)(1)). The Employer makes the following elections regarding the application of top-heavy vesting to its Regular Matching and Additional Matching Contributions (Choose one or both of a. and b.):

a.	[ ]	Post-EGTRRA Matching only. Apply top-heavy vesting only to such post-2001 Plan Year Matching Contributions.

b.	[ ]
Waiver of Hour of Service requirement. Apply top-heavy vesting as under the basic plan or as modified by Election 55(f)(1)a. to all Participants even if they did not have an Hour of Service in any post-2001 Plan Year.

(2)	[ ]	Alternative "grossed-up" vesting formula (5.03(C)(2)). The Employer elects the alternative vesting formula described in Section 5.03(C)(2).

(3)	[ ]
Source of Cash-Out forfeiture restoration (5.04(B)(5)). To restore a Participant's Account Balance as described in Section 5.04(B)(5), the Plan Administrator, to the extent necessary, will allocate from the following source(s) and in the following order (Specify, in order, one or more of the following: Forfeitures, Earnings, and/or Employer Contribution):           .

(4)	[ ]	Deemed Cash-Out of 0% Vested Participant (5.04(C)). The deemed cash-out rule of Section 5.04(C) does not apply to the Plan.

(5)	[ ]
Accounting for Cash-Out repayment; Contribution Type (5.04(D)(2)). In lieu of the accounting described in Section 5.04(D)(2), the Plan Administrator will account for a Participant's Account Balance attributable to a Cash-Out repayment: (Choose one of a. or b.):

a.	[ ]	Nonelective rule. Under the nonelective rule.

b.	[ ]	Rollover rule. Under the rollover rule.

(6)	[ ]	One-year hold-out rule – vesting (5.06(D)). The one-year hold-out Break in Service rule under Code §411(a)(6)(B) applies.

(g)	[X]	Distribution (Article VI) overrides. (Choose one or more of (1) through (7) as applicable):

(1)	[ ]
Election of 5-year rule (6.02(B)(1)(e)). Under Section 6.02(B)(1)(e) relating to death before the RBD, if a Designated Beneficiary does not make a timely election, the 5-year rule applies in lieu of the Life Expectancy rule.

(2)	[ ]	2002 only special Effective Date for Section 6.02 (6.02(D)(4)). For the 2002 DCY only, the Plan Administrator will apply the RMD rules in effect under (Choose one of a. or b.):

a.	[ ]	1987 proposed regulations. The 1987 proposed Treasury regulations under Code §401(a)(9).

b.	[ ]	2001 proposed regulations. The 2001 proposed Treasury regulations under Code §401(a)(9).

(3)	[ ]	RBD definition (6.02(E)(7)(c)). In lieu of the RBD definition in Section 6.02(E)(7)(a) and (b), the Plan Administrator (Choose one of a. or b.):

a.	[ ]	SBJPA definition indefinitely. Indefinitely will apply the pre-SBJPA RBD definition.

b.	[ ]
SBJPA definition to specified date. Will apply the pre-SBJPA definition until                                (the stated date may not be earlier than January 1, 1997), and thereafter will apply the RBD definition in Sections 6.02(E)(7)(a) and (b).

(4)	[ ]	Modification of QJSA (6.04(A)(3)). The Survivor Annuity percentage will be %. (Specify a percentage between 50% and 100%.)

(5)	[ ]	Modification of QPSA (6.04(B)(2)). The QPSA percentage will be %. (Specify a percentage between 50% and 100%.)

(6)	[X]	Restriction on hardship source; grandfathering (6.07(E)). The hardship distribution limit includes grandfathered amounts.

(7)	[ ]	Replacement of $5,000 amount (6.09). All Plan references (except in Sections 3.02(D), 3.10 and 3.12(C)(2)) to "$5,000" will be $ . (Specify an amount less than $5,000.)

(h)	[X]	Administrative, Trust and insurance overrides (Articles VII, VIII and IX). (Choose one or more of (1) through (9) as applicable):

(1)	[ ]	Contributions prior to accrual or precise determination (7.04(B)(5)(b)). The Plan Administrator will allocate Earnings described in Section 7.04(B)(5)(b) as follows (Choose one of a., b., or c.):

a.	[ ]	Treat as contribution. Treat the Earnings as an Employer Matching or Nonelective Contribution and allocate accordingly.

b.	[ ]	Balance forward. Allocate the Earnings using the balance forward method described in Section 7.04(B)(4)(b).

c.	[ ]	Weighted average. Allocate the Earnings on Matching Contributions using the weighted average method in a manner similar to the method described in Section 7.04(B)(4)(d).

(2)	[ ]	Automatic revocation of spousal designation (7.05(A)(1)). The automatic revocation of a spousal Beneficiary designation in the case of divorce or legal separation does not apply.

(3)	[ ]
Limitation on frequency of Beneficiary designation changes (7.05(A)(4)). Except in the case of a Participant incurring a major life event, a period of at least                                must elapse between Beneficiary designation changes. (Specify a period of time, e.g., 90 days OR 12 months.)

(4)	[ ]	Definition of "spouse" (7.05(A)(5)). The following definition of "spouse" applies:	. (Specify a definition consistent with Applicable Law.)

(5)	[ ]	Administration of default provision; default Beneficiaries (7.05(C)). The following list of default Beneficiaries will apply:	. (Specify, in order, one or more Beneficiaries who will receive the interest of a deceased Participant.)

(6)	[ ]	Subsequent restoration of forfeiture-sources and ordering (7.07(A)(3)). Restoration of forfeitures will come from the following sources, in the following order	. (Specify, in order, one or more of the following: Forfeitures, Employer Contribution, Trust Fund Earnings.)

(7)	[ ]	State law (7.10(H)). The law of the following state will apply:	. (Specify one of the 50 states or the District of Columbia, or other appropriate legal jurisdiction, such as a territory of the United States or an Indian tribal government.)

(8)	[ ]
Employer securities/real property in Profit Sharing Plans/401(k) Plans (8.02(A)(13)(a)). The Plan limit on investment in qualifying Employer securities/real property is                  %. (Specify a percentage which is less than 100%.)

(9)	[ ]	Provisions relating to insurance and insurance company (9.08). The following provisions apply: (Specify such language as necessary to accommodate life insurance Contracts the Plan holds.)

[Note: The provisions in this Election 55(h)(9) may override provisions in Article IX of the Plan, but must be consistent with all other provisions of the Plan and Applicable Law.]

(i)	[ ]	Code Sections 415/416 (Article XI) override (11.02(A)(1)). Because of the required aggregation of multiple plans, to satisfy Code §§415 and/or 416, the following overriding provisions apply:	. (Specify such language as necessary to satisfy §§415 and 416.)

(j)	[ ]	Multiple Employer Plan (Article XII) overrides. (Choose one or more of (1), (2) and (3) as applicable):

(1)	[ ]	PEO/Employees of the CO (12.11(C)). For Plan Years ending prior to the Transition Year, the Worksite Employees will be deemed to be Employees of the CO.

(2)	[ ]
PEO/5% owner status for RMD (12.11(H)(1)). The Plan Administrator will determine a Worksite Employee's status as a more than 5% owner based on whether the Worksite Employee is a more than 5% owner in the Plan Year ending in the calendar year in which the Worksite Employee attained age 70 1/2.

(3)	[ ]	No involuntary termination of Participating Employer (12.12). The Lead Employer may not involuntarily terminate the participation of any Participating Employer under Section 12.12.

APPENDIX C
LIST OF GROUP TRUST FUNDS/PERMISSIBLE TRUST AMENDMENTS

56.       [   ]       INVESTMENT IN GROUP TRUST FUND (8.09). The nondiscretionary Trustee, as directed or the discretionary Trustee acting without direction (and in addition to the discretionary Trustee's authority to invest in its own funds under Section 8.02(A)(3)), may invest in any of the following group trust funds: . (Specify the names of one or more group trust funds in which the Plan can invest).

[Note: A discretionary or nondiscretionary Trustee also may invest in any group trust fund authorized by an independent Named Fiduciary.]

57.       [   ]       PERMISSIBLE TRUST AMENDMENTS (8.11). The Employer makes the following amendments to the Trust as permitted under Rev. Proc. 2005-16, Section 14.04 (Choose one or more of (a) through (c) as applicable):

[Note: Any amendment under this Election 57 must not: (i) conflict with any Plan provision unrelated to the Trust or Trustee; or (ii) cause the Plan to violate Code §401(a). The amendment may override, add to, delete or otherwise modify the Trust provisions. Do not use this Election 57 to substitute another pre-approved trust for the Trust. See Election 5(c) as to a substitute trust.]

(a)	[ ]	Investments. The Employer amends the Trust provisions relating to Trust investments as follows:

                                                                                                                                              .

(b)	[ ]	Duties. The Employer amends the Trust provisions relating to Trustee (or Custodian) duties as follows:

                                                                                                                                              .

(c)	[ ]	Other administrative provisions. The Employer amends the other administrative provisions of the Trust as follows:

                                                                                                                                              .

APPENDIX D
TABLE I: ACTUARIAL FACTORS
UP-1984
Without Setback

Number of years
from attained age
at the end of Plan Year until
Normal Retirement Age                                   7.50%                      8.00%                   8.50%

0                         8.458                      8.196                   7.949
1                         7.868                      7.589                   7.326
2                         7.319                      7.027                   6.752
3                         6.808                      6.506                   6.223
4                         6.333                      6.024                   5.736
5                         5.891                      5.578                   5.286
6                         5.480                      5.165                   4.872
7                         5.098                      4.782                   4.491
8                         4.742                      4.428                   4.139
9                         4.412                      4.100                   3.815
10                          4.104                      3.796                   3.516
11                          3.817                      3.515                   3.240
12                          3.551                      3.255                   2.986
13                          3.303                      3.014                   2.752
14                          3.073                      2.790                   2.537
15                          2.859                      2.584                   2.338
16                          2.659                      2.392                   2.155
17                          2.474                      2.215                   1.986
18                          2.301                      2.051                   1.831
19                          2.140                      1.899                   1.687
20                          1.991                      1.758                   1.555
21                          1.852                      1.628                   1.433
22                          1.723                      1.508                   1.321
23                          1.603                      1.396                   1.217
24                          1.491                      1.293                   1.122
25                          1.387                      1.197                   1.034
26                          1.290                      1.108                   0.953
27                          1.200                      1.026                   0.878
28                          1.116                      0.950                   0.810
29                          1.039                      0.880                   0.746
30                          0.966                      0.814                   0.688
31                          0.899                      0.754                   0.634
32                          0.836                      0.698                   0.584
33                          0.778                      0.647                   0.538
34                          0.723                      0.599                   0.496
35                          0.673                      0.554                   0.457
36                          0.626                      0.513                   0.422
37                          0.582                      0.475                   0.389
38                          0.542                      0.440                   0.358
39                          0.504                      0.407                   0.330
40                          0.469                      0.377                   0.304
41                          0.436                      0.349                   0.280
42                          0.406                      0.323                   0.258
43                          0.377                      0.299                   0.238
44                          0.351                      0.277                   0.219
45                          0.327                      0.257                   0.202

Note: A Participant's Actuarial Factor under Table I is the factor corresponding to the number of years until the Participant reaches his/her Normal Retirement Age under the Plan. A Participant's age as of the end of the current Plan Year is his/her age on his/her last birthday. For any Plan Year beginning on or after the Participant's attainment of Normal Retirement Age, the factor for "zero" years applies.

APPENDIX D
TABLE II: ADJUSTMENT TO ACTUARIAL FACTORS FOR NORMAL RETIREMENT AGE
OTHER THAN 65
UP-1984
Without Setback

Normal Retirement
Age                                7.50%                   8.00%                   8.50%

55                                1.2242                   1.2147                   1.2058
56                                1.2043                   1.1959                   1.1879
57                                1.1838                   1.1764                   1.1694
58                                1.1627                   1.1563                   1.1503
59                                1.1411                   1.1357                   1.1305
60                                1.1188                   1.1144                   1.1101
61                                1.0960                   1.0925                   1.0891
62                                1.0726                   1.0700                   1.0676
63                                1.0488                   1.0471                   1.0455
64                                1.0246                   1.0237                   1.0229
65                                1.0000                   1.0000                   1.0000
66                                0.9752                   0.9760                   0.9767
67                                0.9502                   0.9518                   0.9533
68                                0.9251                   0.9274                   0.9296
69                                0.8998                   0.9027                   0.9055
70                                0.8740                   0.8776                   0.8810
71                                0.8478                   0.8520                   0.8561
72                                0.8214                   0.8261                   0.8307
73                                0.7946                   0.7999                   0.8049
74                                0.7678                   0.7735                   0.7790
75                                0.7409                   0.7470                   0.7529
76                                0.7140                   0.7205                   0.7268
77                                0.6874                   0.6942                   0.7008
78                                0.6611                   0.6682                   0.6751
79                                0.6349                   0.6423                   0.6494
80                                0.6090                   0.6165                   0.6238

Note: Use Table II only if the Normal Retirement Age for any Participant is not 65. If a Participant's Normal Retirement Age is not 65, adjust Table I by multiplying all factors applicable to that Participant in Table I by the appropriate Table II factor.

AMENDMENT FOR THE FINAL 415 REGULATIONS

ARTICLE I
PREAMBLE

1.1	Effective date of Amendment. This Amendment is effective for limitation years and plan years beginning on or after July 1, 2007, except as otherwise provided herein.

1.2	Superseding of inconsistent provisions. This Amendment supersedes the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

1.3	Employer's election. The Employer adopts all Articles of this Amendment, except those Articles that the Employer specifically elects not to adopt.

1.4
Construction. Except as otherwise provided in this Amendment, any reference to "Section" in this Amendment refers only to sections within this Amendment, and is not a reference to the Plan. The Article and Section numbering in this Amendment is solely for purposes of this Amendment, and does not relate to any Plan article, section or other numbering designations.

1.5
Effect of restatement of Plan. If the Employer restates the Plan, then this Amendment shall remain in effect after such restatement unless the provisions in this Amendment are restated or otherwise become obsolete (e.g., if the Plan is restated onto a plan document which incorporates the final Code §415 Regulation provisions).

1.6
Adoption by volume submitter practitioner. Except as otherwise provided herein, pursuant to the provisions of the Plan and Section 5.01 of Revenue Procedure 2005-16, the sponsor hereby adopts this Amendment on behalf of all adopting employers.

ARTICLE II
EMPLOYER ELECTIONS

The Employer only needs to complete the questions in Section 2.2 in order to override the default provisions set forth below. If the Plan will use all of the default provisions, then these questions should be skipped.

2.1	Default Provisions. Unless the Employer elects otherwise in Section 2.2, the following defaults will apply:

a.
The provisions of the Plan setting forth the definition of compensation for purposes of Code §415 (hereinafter referred to as "415 Compensation"), as well as compensation for purposes of determining highly compensated employees pursuant to Code §414(q) and for top-heavy purposes under Code §416 (including the determination of key employees), shall be modified by (1) including payments for unused sick, vacation or other leave and payments from nonqualified unfunded deferred compensation plans (Amendment Section 3.2(b)), (2) excluding salary continuation payments for participants on military service (Amendment Section 3.2(c)), and (3) excluding salary continuation payments for disabled participants (Amendment Section 3.2(d)).

b.	The "first few weeks rule" does not apply for purposes of 415 Compensation (Amendment Section 3.3).

c.
The provision of the Plan setting forth the definition of compensation for allocation purposes (hereinafter referred to as "Plan Compensation") shall be modified to provide for the same adjustments to Plan Compensation (for all contribution types) that are made to 415 Compensation pursuant to this Amendment.

2.2	In lieu of default provisions. In lieu of the default provisions above, the following apply: (select all that apply; if no selections are made, then the defaults apply)

415 Compensation. (select all that apply):
a.	[ ]	Exclude leave cashouts and deferred compensation (Section 3.2(b))
b.	[ ]	Include military continuation payments (Section 3.2(c))
c.	[ ]	Include disability continuation payments (Section 3.2(d)):
1.	[ ]	For Nonhighly Compensated Employees only
2.	[ ]	For all participants and the salary continuation will continue for the following fixed or determinable period:
d.	[ ]	Apply the administrative delay ("first few weeks") rule (Section 3.3)

Plan Compensation. (select all that apply):

NOTE: Elective Deferrals includes Pre-Tax Deferrals, Roth Deferrals and Employee Contributions, Matching includes all Matching Contributions and Nonelective includes all Nonelective Contributions. For all Plans other than 401(k) plans, only use column 1. or column 4. in the table below.

NOTE: Under the GUST PPD document, the plan excludes all post-severance compensation unless the Employer had elected otherwise in its adoption agreement.

			(1)		(2)	(3)	(4)
			All		Elective Deferrals	Matching	Nonelective
e.	[ ]	Default provisions apply	N/A	OR	[ ]	[ ]	[ ]

f.	[ ]	No change from existing Plan provisions	[ ]	OR	[ ]	[ ]	[ ]

g.	[ ]	Exclude all post-severance compensation	[ ]	OR	[ ]	[ ]	[ ]

h.	[ ]	Exclude post-severance regular pay	[ ]	OR	[ ]	[ ]	[ ]

i.	[ ]	Exclude leave cashouts and deferred compensation	[ ]	OR	[ ]	[ ]	[ ]

j.	[ ]	Include post-severance military continuation payments	[ ]	OR	[ ]	[ ]	[ ]

k.	[ ]	Include post-severance disability continuation payments:	[ ]	OR	[ ]	[ ]	[ ]

a.	[ ]	For Nonhighly Compensated Employees only
b.	[ ]	For all participants and the salary continuation
    will continue for the following fixed or determinable
    period:  __________________________

l.      [   ]      Other _____________________________________ (describe)

Plan Compensation Special Effective Date. The definition of Plan Compensation is modified as set forth herein effective as of the same date as the 415 Compensation change is effective unless otherwise specified:
m.   ________________________________________________ (enter the effective date)

ARTICLE III
FINAL SECTION 415 REGULATIONS

3.1	Effective date. The provisions of this Article III shall apply to limitation years beginning on and after July 1, 2007.

3.2
415 Compensation paid after severance from employment. 415 Compensation shall be adjusted, as set forth herein and as otherwise elected in Article II, for the following types of compensation paid after a Participant's severance from employment with the Employer maintaining the Plan (or any other entity that is treated as the Employer pursuant to Code §414(b), (c), (m) or (o)). However, amounts described in subsections (a) and (b) below may only be included in 415 Compensation to the extent such amounts are paid by the later of 2 1/2 months after severance from employment or by the end of the limitation year that includes the date of such severance from employment. Any other payment of compensation paid after severance of employment that is not described in the following types of compensation is not considered 415 Compensation within the meaning of Code §415(c)(3), even if payment is made within the time period specified above.

(a)      Regular pay. 415 Compensation shall include regular pay after severance of employment if:

(1)
The payment is regular compensation for services during the participant's regular working hours, or compensation for services outside the participant's regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments; and

(2)	The payment would have been paid to the participant prior to a severance from employment if the participant had continued in employment with the Employer.

(b)
Leave cashouts and deferred compensation. Leave cashouts shall be included in 415 Compensation, unless otherwise elected in Section 2.2 of this Amendment, if those amounts would have been included in the definition of 415 Compensation if they were paid prior to the participant's severance from employment, and the amounts are payment for unused accrued bona fide sick, vacation, or other leave, but only if the participant would have been able to use the leave if employment had continued. In addition, deferred compensation shall be included in 415 Compensation, unless otherwise elected in Section 2.2 of this Amendment, if the compensation would have been included in the definition of 415 Compensation if it had been paid prior to the participant's severance from employment, and the compensation is received pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid at the same time if the participant had continued in employment with the Employer and only to the extent that the payment is includible in the participant's gross income.

(c)
Salary continuation payments for military service participants. 415 Compensation does not include, unless otherwise elected in Section 2.2 of this Amendment, payments to an individual who does not currently perform services for the Employer by reason of qualified military service (as that term is used in Code §414(u)(1)) to the extent those payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering qualified military service.

(d)
Salary continuation payments for disabled Participants. Unless otherwise elected in Section 2.2 of this Amendment, 415 Compensation does not include compensation paid to a participant who is permanently and totally disabled (as defined in Code §22(e)(3)). If elected, this provision shall apply to either just non-highly compensated participants or to all participants for the period specified in Section 2.2 of this Amendment.

3.3
Administrative delay ("the first few weeks") rule. 415 Compensation for a limitation year shall not include, unless otherwise elected in Section 2.2 of this Amendment, amounts earned but not paid during the limitation year solely because of the timing of pay periods and pay dates. However, if elected in Section 2.2 of this Amendment, 415 Compensation for a limitation year shall include amounts earned but not paid during the limitation year solely because of the timing of pay periods and pay dates, provided the amounts are paid during the first few weeks of the next limitation year, the amounts are included on a uniform and consistent basis with respect to all similarly situated participants, and no compensation is included in more than one limitation year.

3.4
Inclusion of certain nonqualified deferred compensation amounts. If the Plan's definition of Compensation for purposes of Code §415 is the definition in Regulation Section 1.415(c)-2(b) (Regulation Section 1.415-2(d)(2) under the Regulations in effect for limitation years beginning prior to July 1, 2007) and the simplified compensation definition of Regulation 1.415(c)-2(d)(2) (Regulation Section 1.415-2(d)(10) under the Regulations in effect for limitation years prior to July 1, 2007) is not used, then 415 Compensation shall include amounts that are includible in the gross income of a Participant under the rules of Code §409A or Code §457(f)(1)(A) or because the amounts are constructively received by the Participant. [Note if the Plan's definition of Compensation is W-2 wages or wages for withholding purposes, then these amounts are already included in Compensation.]

3.5      Definition of annual additions. The Plan's definition of "annual additions" is modified as follows:

(a)
Restorative payments. Annual additions for purposes of Code §415 shall not include restorative payments. A restorative payment is a payment made to restore losses to a Plan resulting from actions by a fiduciary for which there is reasonable risk of liability for breach of a fiduciary duty under ERISA or under other applicable federal or state law, where participants who are similarly situated are treated similarly with respect to the payments. Generally, payments are restorative payments only if the payments are made in order to restore some or all of the plan's losses due to an action (or a failure to act) that creates a reasonable risk of liability for such a breach of fiduciary duty (other than a breach of fiduciary duty arising from failure to remit contributions to the Plan). This includes payments to a plan made pursuant to a Department of Labor order, the Department of Labor's Voluntary Fiduciary Correction Program, or a court-approved settlement, to restore losses to a qualified defined contribution plan on account of the breach of fiduciary duty (other than a breach of fiduciary duty arising from failure to remit contributions to the Plan). Payments made to the Plan to make up for losses due merely to market fluctuations and other payments that are not made on account of a reasonable risk of liability for breach of a fiduciary duty under ERISA are not restorative payments and generally constitute contributions that are considered annual additions.

(b)
Other Amounts. Annual additions for purposes of Code §415 shall not include: (1) The direct transfer of a benefit or employee contributions from a qualified plan to this Plan; (2) Rollover contributions (as described in Code §§401(a)(31), 402(c)(1), 403(a)(4), 403(b)(8), 408(d)(3), and 457(e)(16)); (3) Repayments of loans made to a participant from the Plan; and (4) Repayments of amounts described in Code §411(a)(7)(B) (in accordance with Code §411(a)(7)(C)) and Code §411(a)(3)(D) or repayment of contributions to a governmental plan (as defined in Code §414(d)) as described in Code §415(k)(3), as well as Employer restorations of benefits that are required pursuant to such repayments.

(c)
Date of tax-exempt Employer contributions. Notwithstanding anything in the Plan to the contrary, in the case of an Employer that is exempt from Federal income tax (including a governmental employer), Employer contributions are treated as credited to a participant's account for a particular limitation year only if the contributions are actually made to the plan no later than the 15th day of the tenth calendar month following the end of the calendar year or fiscal year (as applicable, depending on the basis on which the employer keeps its books) with or within which the particular limitation year ends.

3.6
Change of limitation year. The limitation year may only be changed by a Plan amendment. Furthermore, if the Plan is terminated effective as of a date other than the last day of the Plan's limitation year, then the Plan is treated as if the Plan had been amended to change its limitation year.

3.7
Excess Annual Additions. Notwithstanding any provision of the Plan to the contrary, if the annual additions (within the meaning of Code §415) are exceeded for any participant, then the Plan may only correct such excess in accordance with the Employee Plans Compliance Resolution System (EPCRS) as set forth in Revenue Procedure 2006-27 or any superseding guidance, including, but not limited to, the preamble of the final §415 regulations.

3.8	Aggregation and Disaggregation of Plans.

(a)
For purposes of applying the limitations of Code §415, all defined contribution plans (without regard to whether a plan has been terminated) ever maintained by the Employer (or a "predecessor employer") under which the participant receives annual additions are treated as one defined contribution plan. The "Employer" means the Employer that adopts this Plan and all members of a controlled group or an affiliated service group that includes the Employer (within the meaning of Code §§414(b), (c), (m) or (o)), except that for purposes of this Section, the determination shall be made by applying Code §415(h), and shall take into account tax-exempt organizations under Regulation Section 1.414(c)-5, as modified by Regulation Section 1.415(a)-1(f)(1). For purposes of this Section:

(1)
A former Employer is a "predecessor employer" with respect to a participant in a plan maintained by an Employer if the Employer maintains a plan under which the participant had accrued a benefit while performing services for the former Employer, but only if that benefit is provided under the plan maintained by the Employer. For this purpose, the formerly affiliated plan rules in Regulation Section 1.415(f)-1(b)(2) apply as if the Employer and predecessor Employer constituted a single employer under the rules described in Regulation Section 1.415(a)-1(f)(1) and (2) immediately prior to the cessation of affiliation (and as if they constituted two, unrelated employers under the rules described in Regulation Section 1.415(a)-1(f)(1) and (2) immediately after the cessation of affiliation) and cessation of affiliation was the event that gives rise to the predecessor employer relationship, such as a transfer of benefits or plan sponsorship.

(2)
With respect to an Employer of a participant, a former entity that antedates the Employer is a "predecessor employer" with respect to the participant if, under the facts and circumstances, the Employer constitutes a continuation of all or a portion of the trade or business of the former entity.

(b)
Break-up of an affiliate employer or an affiliated service group. For purposes of aggregating plans for Code §415, a "formerly affiliated plan" of an employer is taken into account for purposes of applying the Code §415 limitations to the employer, but the formerly affiliated plan is treated as if it had terminated immediately prior to the "cessation of affiliation." For purposes of this paragraph, a "formerly affiliated plan" of an employer is a plan that, immediately prior to the cessation of affiliation, was actually maintained by one or more of the entities that constitute the employer (as determined under the employer affiliation rules described in Regulation Section 1.415(a)-1(f)(1) and (2)), and immediately after the cessation of affiliation, is not actually maintained by any of the entities that constitute the employer (as determined under the employer affiliation rules described in Regulation Section 1.415(a)-1(f)(1) and (2)). For purposes of this paragraph, a "cessation of affiliation" means the event that causes an entity to no longer be aggregated with one or more other entities as a single employer under the employer affiliation rules described in Regulation Section 1.415(a)-1(f)(1) and (2) (such as the sale of a subsidiary outside a controlled group), or that causes a plan to not actually be maintained by any of the entities that constitute the employer under the employer affiliation rules of Regulation Section 1.415(a)-1(f)(1) and (2) (such as a transfer of plan sponsorship outside of a controlled group).

(c)
Midyear Aggregation. Two or more defined contribution plans that are not required to be aggregated pursuant to Code §415(f) and the Regulations thereunder as of the first day of a limitation year do not fail to satisfy the requirements of Code §415 with respect to a participant for the limitation year merely because they are aggregated later in that limitation year, provided that no annual additions are credited to the participant's account after the date on which the plans are required to be aggregated.

ARTICLE IV
PLAN COMPENSATION

4.1
Compensation limit. Notwithstanding Amendment Section 4.2 or any election in Amendment Section 2.2, if the Plan is a 401(k) plan, then participants may not make elective deferrals with respect to amounts that are not 415 Compensation. However, for this purpose, 415 Compensation is not limited to the annual compensation limit of Code §401(a)(17).

4.2
Compensation paid after severance from employment. Compensation for purposes of allocations (hereinafter referred to as Plan Compensation) shall be adjusted, unless otherwise elected in Amendment Section 2.2, in the same manner as 415 Compensation pursuant to Article III of this Amendment if those amounts would have been included in Compensation if they were paid prior to the Participant's severance from employment, except in applying Article III, the term "limitation year" shall be replaced with the term "plan year" and the term "415 Compensation" shall be replaced with the term "Plan Compensation."

4.3
Option to apply Plan Compensation provisions early. The provisions of this Article shall apply for Plan Years beginning on and after July 1, 2007, unless another effective date is specified in Section 2.2 of this Amendment.

Except with respect to any election made by the employer in Section 2.2, this amendment is hereby adopted by the volume submitter practitioner on behalf of all adopting employers on:

__________________________________________________________ (signature and date)

Volume Submitter Practitioner Name: Orchard Trust Company, LLC

NOTE: The Employer only needs to execute this Amendment if an election has been made in Section 2.2 of this Amendment.

This amendment has been executed this _________________ day of ______________________________, ________.

Name of Plan: Progress Rail Services Corporation 401(k) Plan

Name of Employer: Progress Rail Services Corporation

By:
EMPLOYER

PPD ADOPTION AGREEMENT
ADMINISTRATIVE CHECKLIST
  December 15, 2009

This Administrative Checklist ("AC") is not part of the Adoption Agreement or Plan but is for the use of the Plan Administrator in administering the Plan. Relius software also uses the AC and the following Supporting Forms Checklist ("SFC") in preparing the Plan's SPD and some administrative forms, such as the Loan Policy, if applicable.

The plan document preparer need not complete the AC but may find it useful to do so. The preparer may modify the AC, including adding items, without affecting reliance on the Plan's opinion or advisory letter since the AC is not part of the approved Plan. Any change to this AC is not a Plan amendment and is not subject to any Plan provision or to Applicable Law regarding the timing or form of Plan amendments. However, the Plan Administrator's administration of any AC item must be in accordance with applicable Plan terms and with Applicable Law.

The AC reflects the Plan policies and operation as of the date set forth above and may also reflect Plan policies and operation pre-dating the specified date.

AC1.         PLAN LOANS (7.06). The Plan permits or does not permit Participant Loans as follows (Choose one of (a) or (b)):
(a)      [   ]      Does not permit.
(b)      [X]      Permitted pursuant to the Loan Policy. See SFC Election 69 to complete Loan Policy.

AC2.         PARTICIPANT DIRECTION OF INVESTMENT (7.03(B)). The Plan permits Participant direction of investment or does not permit Participant direction of investment as to some or all Accounts as follows (Choose one of (a) or (b)):
(a)      [   ]      Does not permit. The Plan does not permit Participant direction of investment of any Account.
(b)      [X]      Permitted as follows. The Plan permits Participant direction of investment. (Complete (1) through (4)):
(1)	Accounts affected. (Choose a. or choose one or more of b. through f.):
a.     [X]      All Accounts.
b.     [   ]      Elective Deferral Accounts (Pre-tax and Roth) and Employee Contributions.
c.     [   ]      All Nonelective Contribution Accounts.
d.     [   ]      All Matching Contribution Accounts.
e.     [   ]      All Rollover Contribution and Transfer Accounts.
f.     [   ]      Specify Accounts:
(2)	Restrictions on Participant direction (Choose one of a. or b.):
a.	[ ]	None. Provided the investment does not result in a prohibited transaction, give rise to UBTI, create administrative problems or violate the Plan terms or Applicable Law.
b.     [   ]      Restrictions:
(3)	ERISA §404(c). (Choose one of a. or b.):
a.     [X]      Applies.
b.     [   ]      Does not apply.
(4)	QDIA (Qualified Default Investment Alternative). (Choose one of a. or b.):
a.     [X]      Applies. See SFC Election 110 for details.
b.     [   ]      Does not apply.

AC3.         ROLLOVER CONTRIBUTIONS (3.08). The Plan permits or does not permit Rollover Contributions as follows (Choose one of (a) or (b)):
(a)      [   ]      Does not permit.
(b)      [X]      Permits. Subject to approval by the Plan Administrator and as further described below (Complete (1) and (2)):
(1)	Who may roll over. (Choose one of a. or b.):
a.	[ ]	Participants only.
b.	[X]	Eligible Employees or Participants.
(2)	Sources/Types. The Plan will accept a Rollover Contribution (Choose one of a. or b.):
a.	[X]	All. From any Eligible Retirement Plan and as to all Contribution Types eligible to be rolled into this Plan.
b.	[ ]	Limited. Only from the following types of Eligible Retirement Plans and/or as to the following Contribution Types:	.

AC4.         PLAN EXPENSES (7.04(C)). The Employer will pay or the Plan will be charged with non-settlor Plan expenses as follows (Choose one of (a) or (b)):
(a)	[ ]	Employer pays all expenses except those intrinsic to Trust assets which the Plan will pay (e.g., brokerage commissions).
(b)      [X]      Plan pays some or all non-settlor expenses. See SFC Election 126 for details.

AC5.         RELATED AND PARTICIPATING EMPLOYERS/MULTIPLE EMPLOYER PLAN (1.23(C)/(D)). There are or are not Related Employers and Participating Employers as follows (Complete (a) through (d)):
(a)      Related Employers. (Choose one of (1) or (2)):
(1)      [   ]      None.
(2)      [   ]      Name(s) of Related Employers:
(b)      Participating (Related) Employers. (Choose one of (1) or (2)):
(1)      [   ]      None.
(2)	[X]
Name(s) of Participating Employers: Chemetron Railway Products, Inc., FM Industries, Inc., Kentuckiana Railcar Repair & Storage Facility, LLC, Progress Metal Reclamation Company, Railcar, Ltd., S & L Railroad, LLC, United Industries Corporation, Progress Vanguard Corporation and Progress Rail Raceland Corporation See SFC Election 71 for details.

(c)      Former Participating Employers. (Choose one of (1) or (2)):
(1)      [   ]      None.
(2)      [   ]      Applies.

Name(s)                                        Date of cessation

(d)      Multiple Employer Plan status. (Choose one of (1) or (2)):
(1)      [X]      Does not apply.
(2)	[ ]	Applies. The Signatory Employer is the Lead Employer and at least one Participating Employer is not a Related Employer. (Complete a.)
a.	Name(s) of Participating Employers (other than Related Employers described above):	. See SFC Election 71 for details.

AC6.         TOP-HEAVY MINIMUM-MULTIPLE PLANS (10.03). If the Employer maintains another plan, this Plan provides that the Plan Administrator operationally will determine in which plan the Employer will satisfy the Top-Heavy Minimum Contribution (or benefit) requirement as to Non-Key Employees who participate in such plans and who are entitled to a Top-Heavy Minimum Contribution (or benefit). This Election documents the Plan Administrator's operational election. (Choose (a) or choose one of (b) or (c)):
(a)      [   ]      Does not apply.
(b)      [X]      If only another Defined Contribution Plan. Make the Top-Heavy Minimum Allocation (Choose one of (1) or (2)):
(1)	[X]	To this Plan.
(2)	[ ]	To another Defined Contribution Plan:	(plan name)
(c)	[ ]	If one or more Defined Benefit Plans. Make the Top-Heavy Minimum Allocation or provide the top-heavy minimum benefit (Choose one of (1), (2), or (3)):
(1)	[ ]	To this Plan. Increase the Top-Heavy Minimum Allocation to 5%.
(2)	[ ]	To another Defined Contribution Plan. Increase the Top-Heavy Minimum Allocation to 5% and provide under the:	(name of other Defined Contribution Plan).
(3)	[ ]	To a Defined Benefit Plan. Provide the 2% top-heavy minimum benefit under the: (name of Defined Benefit Plan) and applying the following interest rate and mortality assumptions: .

AC7.         SELF-EMPLOYED PARTICIPANTS (1.21(A)). One or more self-employed Participants with Earned Income benefits in the Plan as follows (Choose one of (a) or (b)):
(a)      [   ]      None.
(b)      [X]      Applies.

AC8.         PROTECTED BENEFITS (11.02(C)). The following Protected Benefits no longer apply to all Participants or do not apply to designated amounts/Participants as indicated, having been eliminated by a Plan amendment (Choose one of (a) or (b)):
(a)      [X]      Does not apply. No Protected Benefits have been eliminated.
(b)	[ ]	Applies. Protected Benefits have been eliminated as follows (Choose one or more of rows (1) through (4) as applicable. Choose one of columns (1), (2), or (3), and complete column (4)):

	(1) All Participants/ Accounts	(2) Post-E.D. Contribution Accounts only	(3) Post-E.D. Participants only	(4) Effective Date (E.D.)
(1)[ ]QJSA/QPSA distributions	[ ]	[ ]	[ ]
(2)[ ]Installment distributions	[ ]	[ ]	[ ]
(3)[ ]In-kind distributions	[ ]	[ ]	[ ]

(4)	[ ]	Specify:

AC9.         LIFE INSURANCE (9.01). The Trust invests or does not invest in life insurance Contracts as follows (Choose one of (a) or (b)):
(a)      [X]      Does not apply.
(b)      [   ]      Applies. Subject to the limitations and other provisions in Article IX and/or Appendix B.

AC10.              DISTRIBUTION OF CASH OR PROPERTY (8.04). The Plan provides for distribution in the form of (Choose one of (a) or (b)):
(a)      [   ]      Cash only. Except where property distribution is required or permitted under Section 8.04.
(b)      [X]      Cash or property. At the distributee's election and consistent with any Plan Administrator policy under Section 8.04.

AC11.              EMPLOYER SECURITIES/EMPLOYER REAL PROPERTY (8.02(A)(13)). The Trust invests or does not invest in qualifying Employer securities and/or qualifying Employer real property as follows (Choose one of (a) or (b)):
(a)      [   ]      Does not apply.
(b)      [X]      Applies. Such investments are subject to the limitations of Section 8.02(A)(13) and/or Appendix B.

ORCHARD TRUST COMPANY, LLC VOLUME SUBMITTER MODIFICATIONS

PROGRESS RAIL SERVICES CORPORATION 401(K) PLAN

The enclosed Plan is being submitted for expedited review as a Volume Submitter Plan.

No modifications from the approved specimen plan have been made to this Plan.